                                                                 Exhibit 10.25.1

                               Security Agreement


Intek information, Inc. (herein called "Debtor") and Charter Financial, Inc. (herein called "Secured Party") hereby agree as follows:

     1. Debtor grants to Secured Party a security interest in the following (together, the "Collateral"):

          A. All of Debtor's now owned or hereafter acquired goods and tangible personal property, including without limitation all machinery, equipment, furniture, fixtures and vehicles, wheresoever the same may be situated, together with all accessories, attachments, substitutions, replacements, renewals, additions, alterations, betterments, repair and proceeds (including, without limitation, insurance proceeds) of foregoing.

          B. All of Debtor's accounts (including, without limitation, all accounts receivable, chattel paper, and inventory; and

          C. All additions, substitutions, replacements and proceeds of the foregoing.

     2. Said Security interest shall always secure: (a) all of Debtor's present and future indebtedness to Secured Party of every kind, including, without limitation, indebtedness arising In connection with any leases of personal property, loans and notes and whether or not such obligations are held by Secured Party or assigned to a third party assignee (in which case the assignee shall have the rights of Secured Party to the extent of the obligations so assigned); (b) all other existing debts and liabilities of Debtor to Secured Party; (c) all future advances made by Secured Party to or for the account of Debtor, including advances for rent, insurance, storage, repairs to and maintenance of the Collateral, taxes, and discharge of any other lien, security interest or encumbrance; (d) all other indebtedness, liabilities, undertakings and obligations, however created direct or contingent (including guarantees), arising or acquired by Secured Party, which Debtor may now or hereafter owe to Secured Party; (e) all costs and expenses incurred in the collection of any of the foregoing, including reasonable attorneys' fees, as hereinafter mentioned; and (f) without limiting any of the foregoing, all undertakings, guarantees, debts, liabilities and obligations of Debtor to Secured Party.

     3. Until default hereunder, Debtor shall be entitled to possession of the Collateral, which shall be kept only at the following addresses unless Debtor obtains the prior written consent of Secured Party:

     . 5619 DTC Parkway, I2th Floor, Englewood, CO 80111
     . 1455 Frazee Road. Suite 220, San Diego, CA 92108
     . 396 Earhart Drive, Livermore, CA 94550
     . 24301 Southland Drive, Suite 300, Hayward, CA 94545
     . 4500 Campbell Road, Fort Scott, KS 66701

     4. Debtor warrants, covenants, and agrees that: (1) Debtor is the sole owner of the Collateral free from any lien, security interest or encumbrance (other than the security interest of silicon Valley Bank, its successors and assigns or any replacement thereof (the "Bank")), has the right to grant Secured Party a security interest therein, and will defend the Collateral against the claims and demands of all persons; (2) Debtor shall not sell (except items of Collateral with a fair market value of less than $10,000.00 sold in the ordinary course of Debtor's business), lease, encumber, remove, conceal or grant or permit any further security interest in the Collateral, nor part with possession of any thereof, nor permit the same to be used for hire nor in violation of any law or ordinance, provided however, that upon Secured Party's prior written consent, which consent shall not be unreasonably withheld, Debtor shall be permitted to lease or share usage of Collateral with the New Company (as defined In the Rider to Master Loan and Security Agreement No. 4339 of even date herewith); (3) Debtor shall maintain the Collateral in good condition and repair at Debtor's sole expense; (4) Debtor will pay all taxes levied on the Collateral, and will make due and timely payment or deposit of all Federal, State, and local taxes, assessments or contributions required by law and will execute and deliver to Secured Party, on demand. appropriate Certificates attesting to the payment or deposit notwithstanding the foregoing, Debtor shall have the right to dispute any such taxes provided that Debtor retains an adequate reserve therefor in accordance with generally accepted accounting principles; (5) No financing statement covering the Collateral, or any part thereof, is on file in any public office (other than the financing statement of the Bank), and Debtor's present or hereafter acquired Collateral is and shall not be or become subject to any purchase-money or other lien or security interest except in favor of Secured Party or the Bank; (6) Debtor shall procure and maintain insurance on the Collateral for the full term of this security agreement, against the risks of fire, theft and such other risks as Secured Party may require (including the risk of collision in case any part of the Collateral is a motor vehicle) by insurers satisfactory to Secured Party, and shall deliver to Secured Party a fully paid policy or policies of insurance properly endorsed in favor of Secured Party. The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact, to institute any action or proceeding necessary or proper for the recovery and collection of any moneys that may become due under the aforesaid policies of insurance and to discharge, compound or release any claims and to execute, acknowledge and deliver any instruments under said policies of insurance and further to endorse the name of the Debtor to any check, draft or other instrument given in payment or in liquidation of any claim under the said policies of insurance, and to perform every other act and thing under said policies of insurance, notwithstanding the forgoing, in the event that the Collateral is destroyed or damaged and, in the sole discretion of Debtor (so long as no Event of Default has occurred hereunder, otherwise at the discretion of Secured Party), such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs and institute any action or proceeding necessary or proper for the recovery and collection of any moneys that may become due under the aforesaid policies of insurance; (7) Debtor will permit Secured Party to inspect the Collateral at any time; (8) Loss, theft, damage, destruction or seizure of the Collateral shall not relieve the Debtor from the payment of any indebtedness secured hereby; (9) The Collateral is not now and will not hereafter be so affixed to realty as to become a part thereof or a fixture except as may be set forth on the schedule annexed; (10) The execution and delivery hereof, if Debtor is a corporation, has been duly authorized by all necessary action of Debtor's directors and shareholders; (11) Secured Party is authorized to execute on Debtor's behalf and file, at Debtor's cost, such financing statements and other instruments or documents as may be necessary to perfect and protect Secured Party's security interest; and (12) in case of Debtor's default in performing any warranty, covenant or undertaking hereunder, Secured Party may (but shall not be obliged to procure the performance thereof and add the cost thereof, with interest, to the indebtedness secured hereby.

     5. The occurrence of any of the following events or conditions shall, at the option of Secured Party and without notice or demand, constitute an event of default hereunder; (1) Default in the due payment of any indebtedness secured hereby; or (2) Failure of Debtor to perform any covenant or undertaking on Debtor's part herein or in any other agreement now existing or hereafter made with Secured Party, or now or hereafter held by Secured Party; or (3) Breach of any warranty or falsity of any representation made by Debtor to Secured Party; or (4) Attachment or seizure of or levy upon the Collateral unless such attachment, seizure or levy is released within five (5) days; or (5) Institution of any proceeding by or against Debtor or Debtor's business under any bankruptcy or insolvency statute, or Debtor's assignment for benefit of creditors, or the appointment of a receiver for the Debtor or the Collateral, or the filing of a tax lien notice against Debtor by any taxing authority; or (6) Reasonable insecurity of Secured Party; or (7) Loss, theft, substantial damage, destruction, sale, encumbrance, concealment, removal, or forfeiture of the Collateral or any material portion thereof.

     6. Upon the occurrence of any event of default, Secured Party may declare all Debtor's indebtedness secured hereby immediately due and payable, and thereupon Secured Party shall have the right to take possession of the Collateral and shall have all other rights and remedies of a Secured Party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type of customarily sold on a recognized market. Secured Party shall give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Debtor agrees that the requirements of reasonable notice shall be met if notice is mailed to Debtor at the address of Debtor shown above not less than five (5) days prior to the sale or other disposition. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party is authorized to maintain, sell, or dispose of the Collateral on the premises of the Debtor. Secured Party's rights and remedies shall be cumulative and not alternative. Debtor agrees that Secured Party may be the purchaser at any public or private sale.

     7. If Debtor defaults hereunder or if any of the Secured Party's rights hereunder are challenged or contested or if Debtor fails to make payment of any of its obligations when required of it, or fails to make any payment required by this Agreement or commits any breach of this Agreement, or any present or future supplement hereto, or any other agreement between Debtor and Secured Party and/or upon termination of this agreement, the Debtor will repay upon demand all of its obligations then owing to Secured Party, whether due or not, and in addition thereto upon the occurrence of any of the above contingencies Secured Party is hereby given the unqualified right to retain counsel for any of the following purposes (1) to protect its interest in this Security Agreement (ii) to protect, assemble, sell, or foreclose any of the equipment chattels, inventory, instruments, documents, chattel paper, general intangibles or other collateral now or hereafter pledged to it (iii) to collect any money which may become due under this or any other Security Agreement or any obligation from Debtor, or any guarantor, or anyone else against whom Secured Party may have any direct or contingent claim pursuant to the terms hereunder or pursuant to the terms of any guarantee or assignment or Security Agreement (iv) to otherwise seek in any manner to protect, defend and enforce Secured Party's rights hereunder or elsewhere contained, or collect any moneys or obligations due Secured Party from Debtor. If Secured Party retains counsel for any of the purposes aforementioned, Debtor agrees to pay reasonable counsel fees and such counsel fees and all disbursements incurred by Secured Party including but not limited to all costs, charges, premiums, fees of Court and Public officers and other disbursements and expenses incurred by Secured Party in connection with the enforcement, proceeding, collection, sale or suit involving any of the aforementioned purposes shall be paid by Debtor on demand; and the amount thereof shall be added to the indebtedness secured by this Security Agreement and shall be secured by the lien given Secured Party by this and any other security instrument in the same manner as if said amount were a part of the principal sum due from Debtor to Secured Party.

     8. That the Debtor as further additional collateral security, by these presents assigns to the Secured Party all of the Debtor's present and future rights to any and all payments, checks and drafts, now made or hereafter to be made by any insurance company pursuant to any contract of insurance or indemnity now or hereafter in existence regardless of whether or not the Secured Party is named as Secured Party and/or Mortgagee, and/or Loss Payee in said present or future insurance policy or policies. The rights given to the Secured Party hereunder are coupled with an interest and cannot be revoked by the Debtor. Each present and future insurance carrier is hereby authorized and directed to make all payments, drafts and checks payable to Debtor so long as no Event of Default has occurred hereunder, otherwise to Secured Party with the same force and effect as if the same were paid directly to the Debtor.

     9. (a) That as further additional collateral security for the repayment of all present and future obligations of Debtor to Secured Party, the Debtor agrees that any security interest (including the security interest created hereunder) and/or mortgage and/or pledge of any property, whether of like or unlike nature, which Secured Party may now or hereafter have in, to and of any of Debtor's present or future property or assets, of any type or nature, shall at all times be and remain additional collateral for the prompt fulfillment by Debtor of all its present and future obligations hereunder or elsewhere contained.

        (b) The words, "debts", "liabilities", "indebtedness", "obligations", or "undertakings", whether singular or plural, whether capitalized or not and whether used alone or collectively, whenever used herein shall be deemed to include without limitation all loans, advances, debts, liabilities, undertakings, obligations, guarantees, covenants and duties owing by Debtor to Secured Party or Secured Party's subsidiaries, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation any undertaking, guarantee, debt, liability or obligation owing from Debtor to others which Secured Party or Secured Party's subsidiaries may have obtained by assignment or otherwise, and further including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to Debtor's account or incurred by Secured Party or Secured Party's subsidiaries in connection with Debtor's account whether provided for herein or elsewhere or in any other agreement between Debtor and Secured Party.

     10. This Security Agreement shall be made, construed and enforced according to the laws of the State of New York. Waiver of any default shall not constitute waiver of any subsequent or other default. All rights of Secured Party shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind his or its heirs, executors, personal representatives, successors and assigns.

     11. So long as Debtor is indebted to Secured Party. Debtor will make no loans, advances and guarantees to or for anyone, nor shall Debtor purchase the stock or assets of any other business, nor shall Debtor purchase any of its own stock without first obtaining the written consent of Secured Party. Furthermore, as long as Debtor is indebted to Secured Party, Debtor will not terminate any Security Agreement that it may now have or hereafter enter into with Secured Party. All security interests now or hereafter held by Secured Party, whether of like or unlike nature, shall always remain as collateral for all present and future obligations of Debtor to Secured Party and Secured Party shall be under no obligation to terminate any of its liens or security interests or surrender any collateral until all obligations of Debtor to Secured Party are paid to Secured Party in full. In the event of litigation over any matter connected with this Agreement or resulting from transactions hereunder, the right to a trial by jury is hereby waived by both parties.

     12. Nothing herein contained shall be deemed to change, vacate, modify or terminate any of the obligations of Debtor to Secured Party, or extend the time of payment of any of said obligations wheresoever or however said obligations arise, or decrease or impair any rights or remedies Secured Party may have under any other lien or security instrument or any collateral therein mentioned.

     13. This Security Agreement shall be deemed to have been made in New York County, N.Y. and shall be governed by the laws of the State of New York except for local recording statutes. As part of the consideration for Secured Party executing this Security Agreement, Debtor agrees that all actions or proceedings arising directly or indirectly from this Security Agreement shall be litigated in courts having situs within the State of New York and the Debtor hereby consents to the jurisdiction of any local, state or federal court located within the State of New York and waives any claim that such forum is inconvenient, and further waives personal service of any and all process upon Debtor herein, and consents that all such service of process shall be made by certified mail, return receipt requested, directed to Debtor at the address hereinabove stated, and service so made shall be complete two (2) days after the same shall have been posted as aforesaid.

Dated:  August 26, 1999
      ------------------------

Debtor: Inteck Information, Inc.

/s/ Timothy O'Crowley

By: Timothy O'Crowley, President & Secretary
   ------------------------------------------
                  (Name & Title)

Secured Party: Charter Financial, Inc.

By: /s/ Signature
   ------------------------------------------
                  (Name and Title)

                               Security Agreement

THIS SECURITY AGREEMENT is entered into this 26th day of August, 1999, by and between Charter Financial, Inc. (hereinafter "Secured Party") and Intek Teleservices, Inc. (hereinafter "Debtor")

WHEREAS Intek Information, Inc. (hereinafter "Obligor") desires to enter or has entered into certain leases of personal property, loans and/or security agreements and/or other agreements (hereinafter collectively, the "Agreement") with Secured Party; and

WHEREAS Secured Party has required, as a condition of entering into the Agreement, that Debtor pledge the Collateral (as defined below) as additional collateral security for the payment and performance of Obligor under the Agreement and for all other indebtedness and obligations of Obligor of every kind to Secured Party;

NOW THEREFORE, in order to induce the Secured Party to enter into the Agreement and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Secured Party and Debtor hereby agree as follows;

          1. Debtor grants to Secured Party a security interest in the following (together, the "Collateral"), insofar as and to the extent that the value of such assets exceeds the difference between $250,000 and the fair market value of any and all other assets of every kind and nature, whether tangible or intangible which are owned by Debtor which are not included in the following definition of "Collateral":

               A. All of Debtor's now owned or hereafter acquired goods and tangible personal property, including without limitation all machinery, equipment, furniture, fixtures and vehicles, wheresoever the same may be situated, together with all accessories, attachments, substitutions, replacements, renewals, additions. alterations, betterments, repair and proceeds (including, without limitation, insurance proceeds) of foregoing.

               B. All of Debtor's accounts (including, without limitation, all accounts receivable, chattel paper, and inventory; and

               and all additions, substitutions, replacements and proceeds of the foregoing.

     2. Said Security interest shall always secure: (a) all of Obligor's present and future indebtedness to Secured Party of every kind, including, without limitation, indebtedness arising in connection with any leases, of personal property, loans and notes and whether or not such obligations are held by Secured Party or assigned to a third party assignee (in which case the assignee shall have the rights of Secured Party to the extent of the obligations so assigned); (b) all other existing debts and liabilities of Obligor to Secured Party; (c) all future advances made by Secured Party to or for the account of Debtor, including advances for rent, insurance, storage, repairs to and maintenance of the Collateral, taxes, and discharge of any other lien, security interest or encumbrance; (d) all other indebtedness, liabilities, undertakings and obligations, however created direct or contingent (including guarantees), arising or acquired by Secured Party, which Obligor may now or hereafter owe to Secured Party; (e) all costs and expenses incurred in the collection of any of the foregoing, including reasonable attorneys' fees, as hereinafter mentioned; and (f) without limiting any of the foregoing, all undertakings, guarantees, debts, liabilities and obligations of Obligor to Secured Party.

3. Until default hereunder, Debtor shall be entitled to possession of the Collateral, which shall be kept only at the following addresses unless Debtor obtains the prior written consent of Secured Party:

     .  5619 DTC Parkway, 12th Floor, Englewood, CO 80111
     .  1455 Frazee Road, Suite 220, San Diego, CA 92108
     .  396 Earhart Drive, Livermore, CA 94550
     .  24301 Southland Drive, Suite 300, Hayward, CA 94545
     .  4500 Campbell Road, Fort Scott, KS 66701

4. Debtor warrants, covenants, and agrees that: (1) Debtor is the sole owner of the Collateral free from any lien, security interest or encumbrance (other than the security interest of Silicon Valley Bank, its successors and assigns or any replacement thereof (the "Bank")), has the right to grant Secured Party a security interest therein, and will defend the Collateral against the claims and demands of all persons; (2) Debtor shall not sell (except items of Collateral with a fair market value of less than $10,000.00 sold in the ordinary course of Debtor's business), lease, encumber, remove, conceal or grant or permit any further security interest in Collateral, nor part with possession of any thereof, nor permit the same to be used for hire nor in violation of any law or ordinance, provided however, that upon Secured Party's prior written consent, which consent shall not be unreasonably withheld, Debtor shall be permitted to lease or share usage of Collateral with the New Company (as defined in the Rider to Master Loan and Security Agreement No. 4339 of even dated herewith); (3) Debtor shall maintain the Collateral in good condition and repair at Debtor's sole expense; (4) Debtor will pay all taxes levied on the Collateral, and will make due and timely payment or deposit of all Federal, State, and local taxes, assessments or contributions required by law and will execute and deliver to Secured Party, on demand, appropriate Certificates attesting to the payment or deposit thereof, notwithstanding the foregoing, Debtor shall have the right to dispute any such taxes provided that Debtor retains an adequate reserve therefor in accordance with generally accepted accounting principles; (5) No financing statement covering the Collateral, or any part thereof, is on file in any public office (other than the financing statement of the Bank), and Debtor's present or hereafter acquired Collateral is and shall not be or become subject to any purchase-money or other lien or security interest except in favor of Secured Party or the Bank; (6) Debtor shall procure and maintain insurance on the Collateral for the full term of this security agreement, against the risks of fire, theft and such other risks as Secured Party may require (including the risk of collision in case any part of the Collateral is a motor vehicle) by insurers satisfactory to Secured Party, and shall deliver to Secured Party a fully paid policy or policies of insurance properly endorsed in favor of Secured Party. The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact, to institute any action or proceeding necessary or proper for the recovery and collection of any moneys that may become due under the aforesaid policies of insurance and to discharge, compound or release any claims and to execute, acknowledge and deliver any instruments under said policies of insurance and further to endorse the name of the Debtor to any check, draft or other instrument given in payment or in liquidation of any claim under the said policies of insurance, and to perform every other act and thing under said policies of insurance, notwithstanding the foregoing, in the event that the Collateral is destroyed or damaged and, in the sole discretion of Debtor (so long as no Event of Default has occurred hereunder, otherwise at the discretion of Secured Party), such destruction or damage can be repaired, Debtor shall, at its expense, promptly effect such repairs and institute any action or proceeding necessary or proper for the recovery and collection of any moneys that may become due under the aforesaid policies of insurance; (7) Debtor will permit Secured Party to inspect the Collateral at any time; (8) Loss, theft, damage, destruction or seizure of the Collateral shall not relieve the Debtor from the payment of any indebtedness secured hereby; (9) The Collateral is not now and will not hereafter be so affixed to realty as to become a part thereof or a fixture except as may be set forth on the schedule annexed; (10) The execution and delivery hereof, if Debtor is a corporation, has been duly authorized by all necessary action of Debtor's directors and shareholders; (11) Secured party is authorized to execute on Debtor's behalf and file, at Debtor's cost, such financing statements and other instruments or documents as may be necessary to perfect and protect Secured Party's security interest; and (12) in case of Debtor's default in performing any warranty, covenant or undertaking hereunder, Secured Party may (but shall not be obliged to) procure the performance thereof and add the cost thereof, with interest, to the indebtedness secured hereby.

     5. The occurrence of any of the following events or conditions shall, at the option of Secured Party and without notice or demand, constitute an event of default hereunder; (1) Default in the due payment of any indebtedness secured hereby; or (2) Failure of Debtor to perform any covenant or undertaking on Debtor's part herein or in any other agreement now existing or hereafter made with Secured Party, or now or hereafter held by Secured Party; or (3) Failure of Obligor to perform any covenant or undertaking on Obligor's part under the Agreement or any other default by Obligor under the Agreement or any other agreement now existing or hereafter made with Secured Party, or now or hereafter held by Secured Party; or (4) Breach of any warranty or falsity of any representation made by Debtor or Obligor to Secured Party; or (5) Attachment or seizure of or levy upon the Collateral unless such attachment, seizure or levy is released within five (5) days; or (6) Institution of any proceeding by or against Debtor or Debtor's business under any bankruptcy or insolvency statute, or Debtor's assignment for benefit of creditors, or the appointment of a receiver for Debtor or the Collateral, or the filing of a tax lien notice against Debtor by any taxing authority; or (7) Reasonable insecurity of Secured Party; or (8) Loss, theft, substantial damage, destruction, sale, encumbrance, concealment, removal or forfeiture of the Collateral or any material portion thereof.

     6. Upon the occurrence of any event of default hereunder or under the Agreement, Secured Party may declare all Obligor's indebtedness secured hereby immediately due and payable, and thereupon Secured Party shall have the right to take possession of the Collateral and shall have all other rights and remedies of a Secured Party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Debtor agrees that the requirements of reasonable notice shall be met if notice is mailed to Debtor at the address of Debtor shown above not less than five (5) days prior to the sale or other disposition. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party is authorized to maintain, sell, or dispose of the Collateral on the premises of the Debtor. Secured Party's rights and remedies shall be cumulative and not alternative. Debtor agrees that Secured Party may be the purchaser at any public or private sale.

     7. If Debtor defaults hereunder or if any of the Secured Party's rights hereunder are challenged or contested, or if Obligor defaults on any of its obligations under or commits any breach of the Agreement or any other agreement between Obligor and Secured Party, and/or upon termination of this Agreement, then upon the occurrence of any of the above contingencies, Secured Party is hereby given the unqualified right to retain counsel for any of the following purposes (1) to protect its interest in this Security Agreement (ii) to protect, assemble, sell, or foreclose any of the equipment chattels, inventory, instruments, documents, chattel paper, general intangibles or other collateral now or hereafter pledged to it (iii) to collect any money which may become due under this Agreement (iv) to otherwise seek in any manner to protect, defend and enforce Secured Party's rights hereunder or elsewhere contained, or collect any moneys or obligations due Secured Party from Obligor. If Secured Party retains counsel for any of the purposes aforementioned, Debtor agrees to pay reasonable counsel fees and such counsel fees and all disbursements incurred by Secured Party including but not limited to all costs, charges, premiums, fees of Court and Public officers and other disbursements and expenses incurred by Secured Party in connection with the enforcement, proceeding, collection, sale or suit involving any of the aforementioned purposes shall be paid by Debtor on demand; and the amount thereof shall be added to the indebtedness secured by this Security Agreement and shall be secured by the lien given Secured Party by this security instrument.

     8. That the Debtor as further additional collateral security, by these presents assigns to the Secured Party all of the Debtor's present and future rights to any and all payments, checks and drafts, now made or hereafter to be made by any insurance company pursuant to any contract of insurance or indemnity how or hereafter in existence regardless of whether or not the Secured Party is named as Secured Party and/or Mortgagee, and/or Loss Payee in said present or future insurance policy or policies. The rights given to the Secured Party hereunder are coupled with an interest and cannot be revoked by the Debtor. Each present and future insurance carrier is hereby authorized and directed to make all payments, drafts and checks payable to Debtor so long as no Event of Default has occurred hereunder, otherwise to Secured Party with the same force and effect as if the same were paid directly to the Debtor.

     9. (a) That as further additional collateral security for the repayment of all present and future obligations of Obligor to Secured Party, the Debtor agrees that any security interest (including the security interest created hereunder) and/or mortgage and/or pledge of any property, whether of like or unlike nature, which Secured Party may now or hereafter have in, to and of any of Debtor's present or future property or assets, of any type or nature, shall at all times be and remain additional collateral for the prompt fulfillment by Obligor of all its present and future obligations hereunder or elsewhere contained.

        (b) The words, "debts", "liabilities", "indebtedness", "obligations", or "undertakings", whether singular or plural, whether capitalized or not and whether used alone or collectively, whenever used herein shall be deemed to include without limitation all loans, advances, debts, liabilities, undertakings, obligations, guarantees, covenants and duties owing by Obligor to Secured Party or Secured Party's subsidiaries, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation any undertaking, guarantee, debt, liability or obligation owing from Obligor to others which Secured Party or Secured Party's subsidiaries may have obtained by assignment or otherwise, and further including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to Obligor's account or incurred by Secured Party or Secured Party's subsidiaries in connection with Obligor's account whether provided for herein or elsewhere or in any other agreement between Obligor and Secured Party.

     10. This Security Agreement shall be made, construed and enforced according to the laws of the State of New York. Waiver of any default shall not constitute waiver of any subsequent or other default. All rights of Secured Party shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind his or its heirs, executors, personal representatives, successors and assigns.

     11. So long as Obligor is indebted to Secured Party, Debtor will make no loans, advances and guarantees to or for anyone, nor shall Debtor purchase the stock or assets of any other business, nor shall Debtor purchase any of its own stock without first obtaining the written consent of Secured Party. Furthermore, as long as Obligor is indebted to Secured Party, Debtor will not terminate any Security Agreement that it may now have or hereafter enter into with Secured Party. All security interests now or hereafter held by Secured Party, whether of like or unlike nature, shall always remain as collateral for all present and future obligations of Obligor to Secured Party and Secured Party shall be under no obligation to terminate any of its liens or security interests or surrender any collateral until all obligations of Obligor to Secured Party are paid to Secured Party in full. In the event of litigation over any matter connected with this Agreement or resulting from transactions hereunder, the right to a trial by jury is hereby waived by both parties.

     12. Nothing herein contained shall be deemed to change, vacate, modify or terminate any of the obligations of Obligor to Secured Party, or extend the time of payment of any of said obligations wheresoever or however said obligations arise, or decrease or impair any rights or remedies Secured Party may have under any other lien or security instrument or any collateral therein mentioned.

     13. This Security Agreement shall be deemed to have been made in New York County. N.Y. and shall be governed by the laws of the State of New York except for local recording statutes. As part of the consideration for Secured Party executing this Security Agreement. Debtor agrees that all actions or proceedings arising directly or indirectly from this Security Agreement shall, be litigated in courts having situs within the State of New York and the Debtor hereby consents to the jurisdiction of any local, state or federal court located within the State of New York and waives any claim that such forum is, inconvenient, and further waives personal service of any and all process upon Debtor herein, and consents that all such service of process shall be made by certified mail, return receipt requested, directed to Debtor at the address hereinabove stated, and service so made shall be complete two (2) days after the same shall have been posted as aforesaid.

Dated:  August 26, 1999
      -------------------------------


Debtor: Intek Teleservices, Inc.          Secured Party: Charter Financial, Inc.

By: /s/ Timothy O'Crowley                 By: [ILLEGIBlE SIGNATURE]
   ----------------------------------        -----------------------------------
    Timothy O'Crowley                         Charter Financial, Inc.
    President and Secretary                   Vice President

Main Document - Security Agreement - Additional Collateral Pledged by 3rd Party on Behalf of Obligor

                   Delivery Receipt and Acceptance Certificate
                   -------------------------------------------

RE: Rental Schedule No. 01 to Master Loan and Security Agreement No. 4339 dated August 26, 1999 (The "Agreement") by and between Charter Financial, Inc., as Secured Party, and Intek information Inc., as Debtor

The undersigned hereby represents and warrants:

1. It received possession of all of the personal property described on Schedule "A" attached hereto on September 28, 1999.
                                     ------------------

2. All of the personal property described on the attached Schedule "A" is in good condition and has been accepted by the undersigned.

3. The Secured Party named above has performed and satisfied all covenants and conditions to be performed and satisfied by it on or prior to the date hereof under the above-referenced Agreement between the undersigned and said Secured Party.

4. As of the date hereof, there has occurred no Event of Default as defined in the aforesaid Agreement or any event with which the giving of notice or lapse of time, or both, would constitute an Event of Default.

5. The undersigned has no claim or defense whatsoever against or with respect to the Secured Party named above or otherwise arising under or relating to the aforesaid Agreement.

6.   The payments due under said Agreement are $98,444.00 per month for thirty
     (30) months commencing on 10/5/99.
                               -------

The undersigned has been advised that the Secured Party named above may assign the aforesaid Agreement, for value, and makes the foregoing representations and warranties in order to induce the Assignee to accept such assignment, and agrees that such Assignee may rely upon the aforesaid representations and warranties and that notwithstanding any event or circumstances whatsoever, the undersigned shall pay and perform all liabilities and obligations arising under or relating to the aforesaid Agreement in accordance with its terms.

INTEK INFORMATION INC.

By: /s/ Timothy O'Crowley
    --------------------------
        Timothy O'Crowley

Title: President and Secretary
       -----------------------

Date: September 28, 1999

Debtor:         Intek Information, Inc.                      Page 1
                5619 DTC Parkway, l2th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EOUIPMENT LOCATION: 4500 Campbell Road
                                    Fort Scott, KS 66701

QTY.                       DESCRIPTION                          SERIAL NUMBER
----                       -----------                          -------------
Aspect Telecommunications
Invoice 534932
1                          3405 UTILITY SHELF--MDF
invoice 534761
2                          3192 ASPECT HANDS-FREE TELESET
40                         3190 ASPECT TELESET
Invoice 533630
3                          4028 T-1 DIGITAL TRUNK INTFC CARD
Invoice 534725
2                          3258 2,000,000 CALL RECORDS STORAGE
1                          6025 AGENTACCESS LICENSE 5D USERS
1                          6498 CU REPORTWRITER 2.0 PLUS 2.0.1 PATCH
8                          4072 STATION INTERFACE CARD
1                          3011 MUSIC RECORDING ADAPTER
21                         7002 OVER THE EAR HEADSET AND CONTROL UNIT SET
21                         7000 MOMAURAL TOME SWITCH HEADSET & CONTROL
5                          ASPECT SYSTEM MANGEMENT SUITE 10.1
2                          ASPECT ARCHITECT 1.0.1
1                          6710 CUSTOMVIEW DIRECTOR SINGLE COPY
1                          CUSTOM VIEW PRODUCER - FIRST COPY
1                          6494 CV REPORTRUNNER 2.0 PLUS 2.0.1 PATCH
Invoice 534250
1                          3061 RINGING VOLTAGE GENERATOR
3                          4062 16-PORT TELESET INTERFACE CARD REL 7
3                          T-1 DIGITAL TRUNK INTFC EXPN
Invoice 532641
1                          9717V-VOUCHER INTRO TO APPL BRIDGE & CTE
1                          9716V-VOUCHER CUSTOM VIEW PRODUCER COURSE
1                          9712V-VOUCHER ADV CV REPORT WRITER REL 2
1                          9709V VOUCHER CCT DESIGN & IMPLEMENTATION
1                          9703V VOUCHER ADVANCE MANAGING ASPECT ACD


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                               Page 2
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111
                                                              MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

        EQUIPMENT LOCATION: 4500 Campbell Road
        ------------------  Fort Scott, KS 66701

QTY.                       DESCRIPTION                                         SERIAL NUMBER
----                       -----------                                         -------------
1                          9702V VOUCHER BASIC MANGING THE ASPECT ACD
1                          97l0V VOUCHER INTRO TO CV REPORT WRITER-REL 2
Invoice 533291-1
13                         3124 LBOP/GRND START TRNK BYPASS CD
Invoice 532922
3                          3028 ESP & CHAH SVCE UNIT (CSU)

Haworth, Inc.
Proposal 32003
347                        PNM-911-R STANDARD PLATFORM W/
                           PALMREST LOWER MOUSE AND FREEDOM
                           ARM, BLACK FINISH
Proposal 31814
326                        PINWHEEL WORKSTATIONS
7                          BFM-1-B BASE FEED MODULE, HARDWIRE
329                        EFN-454-B STRAIGHT FABRIC PANEL
                           NO POWER 48" x 54"
332                        EFP-254-B STRAIGHT FABRIC PANEL
                           POWER 24" x 54"
38                         TFM-6-B TOP FEED MODULE 68" FOR
                           PANEL HEIGHT 64" & 68"
8                          INQ46870L5 SUPERVISOR WORKSURFACE,
                           GRAPHITE SPEX LAMINATE, CHARCOAL TRIM
316                        INQ46870L4 SPECIAL POD WORKSURFACE
                           WITH GROMMET CUT,
                           GRAPHITE SPEX W/CHARCOAL TRIM OH-023;
                           TR-K
56                         PRD-3-B DUPLEX RECEPTACLES (BOX OF 6)
332                        HWHP-0001 WORK SURFACE-HEIGHT
                           DUPLEX RECEPTACLE
332                        WM-33 WIRE MANAGER 33"

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                              Page 3
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

        EQUIPMENT LOCATION: 4500 Campbell Road
        ------------------  Fort Scott, KS 66701

QTY.          DESCRIPTION                                       SERIAL NUMBER
----          -----------                                       -------------
16            13l8-1031 SCREWS FOR SPECIAL WORKSURFACE
16            1820-1005 WORK SURFACE CHANNEL
8             WSC-P WORK SURFACE SUPPORT BRACKET PAIR
16            HFSH-2912 WRK SRF END PNL-HALF
              SUPPORT 12 INCHES
327           PCSS-3-B STRAIGHT SPAN POWER
              CONNECTOR
6             DWST-430 D-TOP, VINYL EDGE, 48" x 30"
              REQUIRES MOUNT KIT/SUPPORTCOL
6             HCC-000l D-TOP SINGLE-LEG BASE,
              ADJUSTABLE HEIGHT
              26" - 30"
6             FMK-I FLUSH MOUNT KIT
2             EFN-254-B STRAIGHT FABRIC PANEL
              NO-POWER 24" x 54"
12            EFN-266-B STRAIGHT FABRIC PANEL
              NO-POWER 24" x 66"
1             EFP-266-B STRAIGHT FABRIC PANEL
              POWER 24" x 66"
2             EFN-3042-B STRAIGHT FABRIC PANEL
              NO-POWER 30" x 42"
5             EPN-3054-B STRAIGHT FABRIC PANEL
              NO-POWER 30" x 54"
5             EFN-3066-B STRAIGHT FABRIC PANEL
              NO. POWER 30" x 66"
1             EFP-3066-B STRAIGHT FABRIC PANEL
              NO-POWER 30 x 66
15            EFN-366-B STRAIGHT FABRIC PANEL
              NO-POWER 36" x 66"
4             EFP-366-B STRAIGHT FABRIC PANEL
              POWER 36" x 66"
1             EFN-354-B STRAIGHT FABRIC PANEL

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                              Page 4
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

                                                             MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

        EQUIPMENT LOCATION: 4500 Campbell Road
        ------------------  Fort Scott, KS 66701

QTY.          DESCRIPTION                                  SERIAL NUMBER
----          -----------                                  -------------
              NO-POWER 36" x 54"
2             EFN-4254-B STRAIGHT FABRIC PANEL
              NO POWER 42" x 54"
3             EFN-466-B STRAIGHT FABRIC PANEL
              NO-POWER 48" x 66"
9             EFN-566-B STRAIGHT FABRIC PANEL
              NO-POWER 60" x 66"
2             EGN-366-B STRAIGHT GLAZED PANEL
              NO-POWER 36" x 66"
3             EGN-4266-B STRAIGHT GLAZED PANEL
              NO-POWER 42" x 66"
10            FDRF-5 REG. FLIPPER DOOR - FABRIC 60"
3             FPFC-54-B 90 DEG. FABRIC FINISH POST 54"
7             FPFC-66-B 90 DEG. FABRIC FINISH POST 66"
2             FPFS-66-B 180 DEG FABRIC FINISH POST 66"
8             FDRF-3 REG. FLIPPER DOOR FABRIC 36"
2             EDRF-42 REG FLIPPER DOOR FABRIC 42"
10            HTB-6016 TACKBOARD 60" x 16"
2             HTB-4216 TACKBOARD 42" x 16"
8             HTB-3616 TACKBOARD 36" x 16"
8             HTL-0036-T TASK LIGHT 36"
2             HTL-0042 TASK LIGHT 42"
10            HTL-0060-T TASK LIGHT 60"
15            PDX-24-HLN FIXED PEDESTAL DRAWER 24"
15            PDX-24-JLN FIXED PEDESTAL DRAWER 24"
8             SR-3 REGULAR SHELF 36"
10            SR-S REGULAR SHELF 60"
2             SRS-42 REGULAR SHELF 42"
15            WMK-66 WALL MOUNT KIT 66"

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                            Page 5
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

                                                           MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

        EQUIPMENT LOCATION: 4500 Campbell Road
        ------------------  Fort Scott, KS 66701

QTY.               DESCRIPTION                                 SERIAL NUMBER
----               -----------                                 -------------
15                 WRCS-324 90 DEG. CORNER WORK SURFACE
                   W/O KEYBOARD PAD 36" x 24"
3                  WS-324 REGULAR WORK SURFACE 36" x 24"
3                  WS-424 REGULAR WORK SURFACE 48" x 24"
15                 WS-524 REGULAR WORK SURFACE 60" x 24"
5                  WS-5424 REGULAR WORK SURFACE 54" X 24"
4                  WS-624 REGULAR WORK SURFACE
                   72" x 24"
1                  SPCL-67 REGULAR WORK SURFACE
                   84" x 24"
2                  WSSP-2429-L WORK SURFACE SUPPORT PANEL 24"
4                  WSSP-2429-R WORK SURFACE SUPPORT PANEL 24"
27                 WT-60 WALL TRACK 60"
71                 M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
112                M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
112                M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
16                 M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
2                  PMK-1 PANEL MOUNT KIT
38                 BFM-1-B BASE FEED MODULE, HARDWIRE
Proposal 31831
4                  31 10-GEST TALLY, GUEST CHAIR HAWORTH- HAM DISCOUNT 50%
2                  A830-1641 MB SYNC. MECH, BHA, TARM W/VNYL, HARD CASTERS,
                   BACK LOCK HAWORTH HAS DISCOUNT 55%
3                  A870-1V41 HB SYNC, MECH, HW ADJ ARM W/VNYLHARD CASTERS,
                   BACK LOCK HA WORTH - HAS DISCOUNT 55%
                   HTRT-3672-W RACE TRACK CONFERENCE TABLE 36" x 72"
                   HAWORTH - HAF DISCOUNT 55%
2                  LHTL-0054 TASK LIGHT, 54" HAWORTH - HAL DISCOUNT 50%
1                  OCKF-2272 CREDENZA, W/DOUBLE PEDESTAL 72" W x 22" D,
                   KNEESPACE HA WORTH -HAL DISCOUNT 50%
2-                 OCLQ-2272-R B CREDENZA, W/LATERAL STORAGE 72" W x 22"D
                   STORAGE SPACE HAWORTH - HAL DISCOUNT 50%

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                         Page 6
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111
                                                        MLSA# 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

        EQUIPMENT LOCATION: 4500 Campbell Road
        ------------------  Fort Scott, KS 66701

QTY.                DESCRIPTION                                 SERIAL NUMBER
----                -----------                                 -------------
2                   ODED-3672 DESK, D-TOP EXTENSION 72"Wx36"D HAWORTH-HAL
                    DISCOUNT 50%
2                   OLBE-2236 BRIDGE, 36"Wx22"D HAWORTH - HAL DISCOUNT 50%
2                   OLCU-2236 CPU CORNER UNIT, 36"Wx22"D HAWORTH HAL
                    DISCOUNT 50%
2                   0VS4-4172 VSU, 4-DOOR CABINET 72"Wx4l"Hx15"D HAWORTH -
                    HALDISCOUNT 50%
Pear Commercial Interiors
Invoice 39923
40                  M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
Invoice 40186
347                 PNM-911-R STANDARD PLATFORM W/PALM REST
                    LOWER MOUSE AND FREEDOM ARM, BLACK FINISH
Invoice 40662
4                   3110-GEST TALLY, GUEST CHAIR
2                   A830-1641 MB SYNC, MECH, BHA, TARM W/VNYL
                    HARD CASTERS, BACK LOCK
1                   CUSTOM MERIT RACETRACK WOOD TABLE
                    TOP 36"x72" SPL # = 194-850
2                   698-003 STND FOUR ARM POWDER COATED BLK
                    BASE FOR TOP 36"x72"
2                   199-908 SINGLE TUBE FLUORESCENT TASK LIGHT
1                   194-505 MERIT CREDENZA WITH TWO F/F PEDESTALS 72"x21"x29"
2                   MERIT CREDENZA W/SINGLE F/F PEDESTAL RIGHT 72"x21"x29"
2                   194-411 MERIT D TOP DESK FOR RIGHT HAND RETURN 72"x30"x29"
2                   194-314 EXECUTIVE CORNER STAND 36"Wx36"Wx29"H
2                   194-575 MERIT HIGH BACK ORGANIZER 71-1/2"xl5"x43"
2                   194-31 6RW MERIT EXECUTIVE BRIDGE 36"Wx21"D SPECIAL SIZE
Invoice 40659
M62                 PNM 911 R PLATFORM, PALM, LOWER MOUSE AND FREEDOM ARM

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                 Page 7
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111
                                                                MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

        EQUIPMENT LOCATION: 4500 Campbell Road
        ------------------  Fort Scott, KS 66701

QTY.             DESCRIPTION                                SERIAL NUMBER
----             -----------                                -------------
                 KEYBOARD
146              SPLB-2777 8-POD WING SURFACE W/GROMMETS
17               EC-1O-B END CAP
175              EFN-454-B STRAIGHT FABRIC PANEL NO-POWER 48" x 54"
162              EFP-254-B STRAIGHT FABRIC PANEL POWER 24" x 54"
16               HPSH-2912 WRK SRF END PNL-HALF SUPPORT
                 12 INCHES
162              HWHP-0001 WORK SURFACE-HEIGHT DUPLEX RECEPTACLE
135              PCSS-3-B STRAIGHT SPAN POWER CONNECTOR
27               PRD-3-B DUPLEX RECEPTACLES (BOX OF 6)
31               SPLA-2950 TOP FEED MODULE FOR PANEL
                 HEIGHT 54"
162              WM-33 WIRE MANAGER 33"

OnLine Connecting Point
Invoice 1015277-00
1               3C250C-TX24-4PK SSI HUB 100TX 24-PRT 4-PK 3C
2               3C250C-TX24 SUPERSTACK II HUB 100TX 24-POR
1               3C16671A SS11 HUB 10 24-PRT TP 3 COM EN
4               3C219 SSII HUB 100 EXP CBL 3 COM ENT
3               002805-00 COURIER V. EVERYTHING V.90 INT
215             F5C550 SURGEMASTER 7 OUTLET STRIP
4               C4120A#ABA HP LASERJET 4000 N HEWLETT-PAC       usqa008359
                                                                usqa008651
                                                                usqc0l2008
                                                                usqc0l2l42
2               VSE-DRCT-NAS2-0 VIRUSSCAN SECURITY SUITE
1               3C16981 SSII SWTCH 3300 12-PRT 10/100
200             351-00222 MOLP-B WIN NT CAL 4.0 WIN N

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                      Page 8
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------
                                    Fort Scott, KS 66701

QTY.                       DESCRIPTION                          SERIAL NUMBER
----                       -----------                          -------------

Invoice 1015823-00
1                          WIC-IT CISCO1600/2600/3600 1-PORT
2                          1202060L1 TSU LT LOW COST SINGLE
2                          CAB-V35MT MALE DTE V.35 10FT CABLE
Invoice 1015301-00
1                          CISCO2501-CH Ethernet/dual serial
                           router                               250970407
1                          MEM-1X8F Optional 8 MB Flash SIMM
1                          CAB-V35MT V.35 Cable, DTE,
                           Male I 0 Fee
Invoice 1015303-00
1                          CISCO2501-CH Ethernet/dual serial
                           router                               250970411
1                          MEM-1X8F Optional 8 MB Flash SIMM
1                          CAB-AC Power Cord, 110V

Invoice 1015296-00
3                          3C16611-US SSII DUAL SPD HUB 500
                           24-PRT 3
Invoice 1015298-00
3                          002806-00 COURIER V.EVERYTHING
                           V.90 EXT
3                          F2L088.06 IBM AT MDM ADPTR CABLE,
                           6DB9F/
1                          4202086L3 ISU 512 ISDN INV MUX
                           512K S/T 85za7399
Invoice 1015613-00
1                          4200023LS Smart 16E SHELF AC W/CONTR
                           16S
1                          1200077L1 TSU V.35 (RM) T1-FT1       910c2239
12                         1202066L1 T1 ESF CSU (SMART 16)
                           FULL                                 906a3140
                                                                906a3146
                                                                906a3277
                                                                906a3319
                                                                906a3328
                                                                906a3331
                                                                906a3337
                                                                906a3383
                                                                906a3392

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                        Page 9
          5619 DTC Parkway, 12th Floor
          Englewood, CO 80111

                                                         MLSA # 4339.01
Secured Party:   Charter Financial, Inc.
                 530 Fifth Avenue
                 New York, NY 10036

                                 SCHEDULE "A"

-------------------------------------------------------------------------------

           EQUIPMENT LOCATION:   4500 Campbell Road
           -------------------   Fort Scott, KS 66701

QTY.                 DESCRIPTION                                SERIAL NUMBER
----                 -----------                                -------------
                                                                   906a3414
                                                                   906a3417
                                                                   906a3426
1                    1200048L3 Smart 16 Redundant AC P/S/ ADTR     849a26253
1                    1200045L1 Datamate Hand-Held LCD              913c4668
Invoice 1015314-00
1                    328970-001 Proliant 1850R 6/450 64MB          D917CFW11104
1                    313614-B21 64MB SDRAM DIMM KIT (1X64
1                    313615-B21 128MB SDRAM DIMM KIT (1X128
Invoice 1015314-00
1                    227-00369 MOLP-B WIN NT SVR 4.0 RUNNI
1                    295643-B21 SMART ARRAY 3200 COMPAQ ACCESS
8                    400739-B21 18.20GB SCSI ULTRA-WIDE 1IN
1                    304100-B21 PROLIANT STORAGE SYSTEM U1 RA      8907BSN100700
2                    DT3-STD-NT DOUBLE TAKE FOR WINDOWS NT.3.
Invoice 1015304-00
2                    MEM-1X8D CISCO 2500 8MB DRAM MEMORY
2                    CD25-C-11.3 CISCO 2500 IP FEATURE PACK
1                    NM-1E2W CISCO 3600 1 ENET 2 WAN
Invoice 1015233-00
2                    333100-001 Proliant 1850R PLI 400MHZ100MH    d849bzq30346
                                                                   d849bzq30357
2                    313614-B21 65MB SDRAM DIMM KIT (1x64
6                    313706-B21 9.1GB PLUGGABLE WIDE-UL-TRSCSI-
 1                    295513-B21 12/24-GB DDS-3 DAT DRV COMPAQ
1                    165753-001 RACK 7142 42U (7FT) W/DOOR COM
1                    165652-001 RACK SIDEWALL KIT FOR 42U RACK
1                    169940-001 RACK BLANKING PANEL KIT 15U P
1                    189907-001 RACK STABILIZING FEET FOR42U R
1                    325900-001 V500 15' MNTR 1024X768 85HZ        909bf26rc977
1                    SU3OOORMNET SMART-UPS 3000VA RKMT BUND W/
2                    388099-B21 SMART ARRAY 221 SINGLE CHANNEL

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                       Page 10
          5619 DTC Parkway, 12th Floor
          Englewood, CO 80111

                                                       MLSA # 4339.01
Secured Party:   Charter Financial, Inc.
                 530 Fifth Avenue
                 New York, NY 10036

                                 SCHEDULE "A"

-------------------------------------------------------------------------------

          EQUIPMENT LOCATION:   4500 Campbell Road
          -------------------   Fort Scott, KS 66701

QTY.           DESCRIPTION                                 SERIAL NUMBER
----           -----------                                 -------------
2              227-00369 MOLP-B WIN NT SVR 4.0 RUNNI
1              NSE-DRCT-NAS2-0 NETSHIELD SECURITY SUITE
1              ARB6001661CUA ARCSERVEIT 6.61 AD ED FO
2              ARB6013661AEA ARCSERVEIT WRKGRP/AD ED AGENT
1              EL-80DT 8PT 1X8 OUTLOOK CONSOLE KVM SW
1              EL-480DT 8PT 4X8 OUTLOOK CONSOLE KVM SW
1              2172-PC NETCOM3 72" UNIT
4              CZ-1232 12FT ZIP KVM CABLE SET HRES AP
1              EUROTECH-C EUROTECH 104-KEY KEYBOARD WIN9


ALEXANDER OPEN SYSTEMS, INC.
Invoice #6213
7              Yellow/Blue Stripe Cross Connect Cable
4              2 Pair White/Blue and White/Org. Cross

Invoice #6214
1              24 Port Patch Panel

Invoice #6215
2              24"x5" 18 gauge cable tray, 10' section
2              24" 18 gauge hinged cover, 5' sections
3              18" curved ladder rack section
16             Straight clamp assembly
2              Cable Fence
3              Rack junction plate
8              18" ladder rack, 10' sections
4              Wall angle assemblies, 18"
16             Threaded rod

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:  Inteck Information, Inc.                        Page 11
         5619 DTC Parkway, 12th Floor
         Englewood, CO 80111

                                                         MLSA #4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036

                                 SCHEDULE "A"

--------------------------------------------------------------------------------
                    EQUIPMENT LOCATION: 4500 Campbell Road
                                        Fort Scott, KS 66701

QTY.                     DESCRIPTION                           SERIAL NUMBER
----                     -----------                           -------------
10                       Shelf bracket
16                       Open Clip
16                       Ceiling hanger bracket
2                        Corner clamp
Invoice #6216
48                       25 pair to 12 RJ45 Octopus Cable
Invoice #6217
30                       Patch Cables 10' CAT 5 Blue
416                      Patch Cables 7' CAT 5 Blue
Invoice #6218
3                        Female RJ45 to Male DB25
Invoice #6220
20                       25' Patch Cords
Invoice #6221
9                        Cross Connect
Invoice #6222
2                        7' x 19" Relay Rack
Invoice #6223
1                        Patch Panel 24 Port
Invoice #6224
30                       25' Patch Cords
30                       20' Silver Flat Ribbon Patch Cords

ASPECT TELECOMMUNICATIONS CORPORATION
Invoice #528245-2
1        6389            Remote Monitoring
1        6388            Idle with reason
1        6387            Sign-off with reason
2        3258            2,000,000 call records storage
1        6393            Aspect openmedia software
1        6030            Agentaccess license -- 250 users
2        6025            Agentaccess license -- 50 users

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                      Page 12
                5619 DTC Parkway, l2th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------
                                    Fort Scott, KS 66701

QTY.                       DESCRIPTION                          SERIAL NUMBER
----                       -----------                          -------------
10   6019                  Agentaccess license - 1 user
1    1355                  Aspect ACD Software - 300R
1    3273                  10 hour voice storage
1    6448                  Aspect Amis analog networking
1    6390                  Remote recording of announcements
2    3273                  10 hour voice storage
1    6386                  Qkeeper
1    6385                  Intelligent interflow
1    6384                  Data direct call routing
1    6383                  Basic IVR
1    6380                  Skill mapping
1    1351                  Advanced ACD application suite - 300R
1    6401                  Application bridge access LIC
1    6412                  Application INTF consult - PC
1    6391                  Voice Messaging
1    6382                  Call back messaging
1    3990-NA               NA English Language Prompts
1    6648                  Aspect ACD Release 7.0.1
1    6648                  Aspect ACD Release 7.0.1
18   4030                  Primary rate interface (PRI)
18   3028                  ESF & SF Chan svce unit (CSU)
1    3992                  Openmedia Module
1    6440                  Network interqueue w/tl spans
1    6431                  ANI application SW package
1    3871                  4-GB Disk Drive
2    4049                  DTMF Receiver card
1    3890                  Integrated applications module - ACD
1    3871                  4-GB Disk Drive
1    3871                  4-GB Disk Drive
23   4062                  16-port teleset interface card rel 7
1    3890                  Integrated applications module - ACD
1    6818                  Aspect System management suite 1.0.1

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                          Page 13
          5619 DTC Parkway, 12th Floor
          Englewood, CO 80111

                                                           MLSA # 4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036

                                 SCHEDULE "A"

-------------------------------------------------------------------------------

          EQUIPMENT LOCATION:   4500 Campbell Road
          -------------------   Fort Scott, KS 66701

QTY.            DESCRIPTION                               SERIAL NUMBER
----            -----------                               -------------
1       6808    Aspect Architech 1.0.1
11      6710    Customview director - single COPV
1       6411    Application bridge developer's license
1       6494    CV reportrunner 2.0 plus 2.0.2 patch
179     7000    Nomaural Tome Switch Headset & Control
53      3197    Standard Handset & Cradel
28      3192    Aspect Hands-Free Teleset
1       6818    Aspect System Management Suite 1.0.1
1       6808    Aspect Architect 1.0.1
1       6710    Customview director - single copy
1       6700    Customview producer - first copy
1       6498    CV Reportwriter 2.0 plus 2.0.1 patch
179     7002    Over-the ear headset and control unit set
12      4028    T-1 Digital trunk INTFC Card
6       4082    Switching module controller card
3       3880    Switching module
2       4047    24 port voice card
1       3105    200 MHZ Pentium pro processor
2       3090    Security modem
1       3105    200 MHZ Pentium pro processor
12      4029    T-1 Digital trunk INTFC EXPN
1       3118    Trunk bypass assembly
1       3897    Cabinet cable kit
2       3895    System cabinet
1       3841    System monitor switcher
3       3452    AC Power cable sys power-TDI
1       3445    Frame 2 power connection-TDI
1       3444    Redumdant power option (RPO)-TDI
1       3443    48 VDC Power supply-TDI
2       3442    Cabinet power connection (30ft)-TDI
1       4043    External music on hold interfc
12      4038    Loop/GRMD Start trunk I/F Card

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                      Page 14
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------  Fort Scott, KS 66701


QTY.                       DESCRIPTION                          SERIAL NUMBER
----                       -----------                          -------------
4    3440                  Battery backup assembly
2    3404                  Mail distribution frame-fixed
1    3403                  Secondary CKT protect blk kit
1    3845                  ACD regulatory kit
1    3840                  ACD system kit
2    3560                  110 punch down block
1    3850                  ACD redundancy kit
1    3441                  Frame 1 power connection - TDI
330  3190                  Aspect teleset
2    3124                  Loop/Grd start trunk bypass CD
Invoice #533291-1
1    3124                  Loop/Grnd start trunk bypass
Invoice #533291-2
10   3124                  LOOP/GRND start trunk bypass CD

EIS INTERNATIONAL, INC.
1    CP-1010-00            CAB CP 12000
1    CP-1030-00            BRD Cage CP120000      82770001A91
1    CP-1022-00            POWER Drawer CP8000/9600/12000    81850110AS1
1    CP-1103-00            BRD MPU 81850234PAZ
1    CP-1032-00            BRD Network for CP12000      82770015PA1
8    CP-1501-00            BRD Feed II T-1        818500015PA4
8    CP-1401-03            BRD Universal Interface T-1
1    CM-1035-01            SVR Proliant 3000 6/333 w/64mb Memory CD
                           ROM 512k Cach
1    CM-1327-00            Mem 128mb 2 simm kit
1    CM-1326-00            MEM 64mb 2simm kit (66 MHz)
2    CM-1117-01            HD 9.1 GB Hot Pluggable (10K)
1    CM-1620-00            CARD Controller Smart 2/DH
1    CM-1403-00            MON 15" Color VGA Compaq
1    CM-2412-01            HUB 12 Port Asante 10 Base T
1    CM-1711-00            CONNECTION Station CNS-1600

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                      Page 15
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------  Fort Scott, KS 66701


QTY.                       DESCRIPTION                          SERIAL NUMBER
----                       -----------                          -------------
                           Corollary Lan-attached
1       OC-1407-00         CBL 10 Base-T #2737-05V     RJ45-RJ45 50'
1       CM-2007-00         MDM 56K Compaq Microco, 510
1       CM-2002-00         CBL Modem-AT     DB25M to DB9FM
1       CM-2100-00         PNTR 80 Column Panasonic
1       CM-2102-00         CBL Printer Cable
72      CM-3010-00         Software, CALL MANAGER LICENSE
72      CM-3000-00         Answering Machine Detection
1       CM-3040-00         Dialing Rules
1       CM-2305-00         UPS 1400VA w/Powerchute
                           includes SW CM-2306-00
1       CM-2306-00         SW Powerchute for SCO Unix
1       CM-2238-00         DRV DAT 24Gb Conner Scorpion
                           STD624000N External
1       CM-2438-00         CBL SCSI I to Fast SCSI 3
                           wide 6' with thumb screws
1       CM-2780-00         SW SCO Media Pack
1       CM-2772-00         SW SCO OS5 5.0.2 150 User Lice
                           150 user lic./#AA260-E110-N5.0
1       CM-2770-00         SW SCO os5 5.0.2 25user lic
                           bump pak use with CM-2772-00
7       CM-3001-00         SUPERVISOR SOFTWARE LICENSE
5                          MONITOR SOFTWARE LICENSE
1       CPS296             Ed Svcs - CPS
1       CPS210             Ed Svcs - CPS
1       CM-2417-01         COMPAQ Netelligent 10/100 Pci
                           Network Card
4       CP-1302-02         BRD Digital Station
                           DSC009 81850236PA6 Rev.A

PROGRESSIVE TECHNOLOGIES
Invoice #S96151

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                      Page 16
                5619 DTC Parkway, l2th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------
                                    Fort Scott, KS 66701

QTY.                       DESCRIPTION                       SERIAL NUMBER
----                       -----------                       -------------
11   3100-1TD              TT Desk
1    3100-1TD              TT Desk                           PTI11708
4    3100-TTW              Touch Tone Wall                   PTI10900; PTI10901;
                                                             PTI10909; PTI109082
2    11228X                EX Soundstation w/MICS            12233299; 12233295
3    11227X                Soundstation No MICS              12226256; 12226257;
                                                             12225716

FUTURESOFT
Invoice #037045
1    201SA507103           DCSB 7.1.03 DOM RC 50 PACK

GATEWAY COMPANIES, INC.
Invoice #43794926
1    1002520               GP6-366C PC                       1002520  0013912408
1    1505545               Office 97 SBE with bookshelf 98
                           and Office 2000
1    7001375               EV700 17" Monitor with 15.9"
                           Viewing Area
Invoice #43760484
149   1002520              GP6-366C PC serial numbers: 1002520   0013988025;
0013988026;0013988027;0013988028;0013988029;0013988030;0013988031;0013988031;
0013988032;0013988033;0013988034;0013988035;0013988036;0013988037;0013988038;
0013988039;0013988040;0013988041;0013988042;0013988043;0013988044;0013988045;
0013988046;0013988047;0013988048;0013988049;0013988050;0013988051;0013988052;
0013988053;0013988054;0013988055;0013988056;0013988057;0013988058;0013988059;
0013988060;0013988061;0013988062;0013988063;0013988064;0013988065;0013988066;
0013988067;0013988068;0013988069;0013988070;0013988071;0013988072;0013988073;
0013988074;0013988075;0013988076;0013988077;0013988078;0013988079;0013988080;
0013988081;0013988082;0013988083;0013988084;0013988085;0013988086;0013988087;
0013988088;0013988089;0013988090;0013988091;0013988092;0013988093;0013988094;
0013988095;0013988096;0013988097;0013988098;0013988099;0013988100;0013988101;
0013988102;0013988103;0013988104;0013988105;0013988106;0013988107;0013988108;
0013988109;0013988110;0013988111;0013988112;0013988113;0013988114;0013988115;

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                      Page 17
          5619 DTC Parkway, 12th Floor
          Englewood, CO 80111

                                                       MSLA # 4339.01
Secured Party:   Charter Financial, Inc.
                 530 Fifth Avenue
                 New York, NY 10036

                                 SCHEDULE "A"

-------------------------------------------------------------------------------

          EQUIPMENT LOCATION:   4500 Campbell Road
          -------------------   Fort Scott, KS 66701

QTY.                    DESCRIPTION                         SERIAL NUMBER
----                    -----------                         -------------
0013988116; 0013988117; 0013988118; 0013988119; 0013998120; 0013998121;
0013988122; 0013988123; 0013988124; 0013988125; 0013998126; 0013988127;
0013988128; 0013988129; 0013988130; 0013988131; 0013988132; 0013988133;
0013988134; 0013988135; 0013988136; 0013988137; 0013988138; 0013988139;
0013988140; 0013988141; 0013988142; 0013988143; 0013988144; 0013988145;
0013988146; 0013988147; 0013988148; 0013988149; 0013988150; 0013988151;
0013988152; 0013988153; 0013988154; 0013988155; 0013988156; 0013988157;
0013988158; 0013988159; 0013988160; 0013988161; 0013988162; 0013988163;
0013988164; 0013988165; 0013988166; 0013988167; 0013988168; 0013988169;
0013988170; 0013988171; 0019388172; 0019388173

149     1505545    Office 97 SBE with Bookshelf 98 and Office 2000 Offer
102     7000828    EV700 17" Monitor with 15.9" Viewable

JORDY CARTER, INC.
Proposal #16777
108                Lockers-republic standard lockers w/louvers
                   (3 tier) 12x12x72 w/flat top Z bases/combination locks
                   w/master key/color: #52 canyon
13                 458 - morgan club chair w/provincial walnut finish/
                   com: maharam lariate #001 camel loewenstein
10                 OW-C2220MC - Occasional table/wood cylinder w/amber cherry
                   Finish
8       461        Carlyle club chair w/provincial walnut finish
                   com: maharam lariate #001, camel loewenstein
18      3636SWF    Table top 36x36 w/waterfall Edge/Col;
                   formica 515-58 graphite grafix/edge: #5 black
                   edgemold
5       4200SWF    Table top 42" Dia. W/waterfall edge/col;
                   formical 515/58 graphite grafix/edge: #5 black
                   edgemold
23                 Standard prong base 30x30 3" column black
                   Wrinkle edgemold
72      096        Sail armless stack chair/7B purple shell/

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                      Page 18
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111
                                                             MLSA # 4339.01
Secured Party:             Charter Financial, Inc.
                           530 Fifth Avenue
                           New York, NY 10036

                                  SCHEDULE "A"

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION:  4500 Campbell Road
                -------------------  Fort Scott, KS 66701

QTY.                    DESCRIPTION                             SERIAL NUMBER
----                    -----------                             -------------
                        black frame Loewenstein
20      44100           bola side chair w/uph. Arm inserts/
                        altamont  #101 fabric/Y34 plum glide & arm
                        insert/ black frame fixture furniture
10      641112          Trillium round swivel-tilt chair w/blk
                        base/#3608 seaspray fabrc Kimball
                        International
1       CT1-R120DBC     Racetrack wood top 120x48 w/bourbon on
                        cherry Bullnose edge/ com: Wilson Art
                        #4673-60 Safron Tigris Kimball International
3       CB2016W         Cylinder base w/bourbon on cherry finish
                        Kimball International
1       CQ38229-A       Rectangular Table top 168x48 w/pvc edge MB
                        Midnight Black col: Wilson Art #4673-60 Safron
                        Tigris Kimball International
3       CB7-2M          2 Prong base/AMB black Kimball International
14      4.OTA2          Transit high back tilt lock conference chair
                        w/loop arms/mystery mist fabric sit on it
12      TT3072RGY       Array training table 30x72 w/2 grommets/flat
                        PVC edge #462 cindr coIL Wilson Art #4673-60
                        Safron Tigris Kimball International
2       TT2460RGY       Array training table top 24x60 w/grommets/PVC
                        edge #462 cinder col: Wilson Art #4673-60 Safron
                        Tigris Kimball International
28      TB2328TS        Static base w/#462 cinder Kimball International
12      TMP609          Array Modesty panel/black Kimball International
12      TCML            Cable manager for leg Kimball International
26      TCM29           Cable manager (undersurface) Kimball International


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 19
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036


                                 SCHEDULE "A"

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
26   4.0TA7            Transit high back tilt lock
                       training chair w/adjustable
                       arms/mystery mist fabric sit
                       on it
28   44100             Bola guest chair w/arms/
                       altamont #101 fabric/black
                       frame/Y34 Plum arm inserts &
                       glides -- fixtures furniture
1    642212/3608       Trillium roun pneumatie/kneetilt
                       w/black base/ #3608 seapray
                       Kimball International
2    641112/3608       Trillium round swivel-tilt
                       mechanical conference
                       chair/black base/#3608 seaspray
                       Kemball International
Invoice #2032
13   458               Morgan club chair w/provincial
                       walnut finish/com: maharam
                       lamiate #001, camel
72   096               Sail armless stack chair/7B
                       purple shell/black frame
Invoice #1942

1    OW-C2220MC        Occasional table/wood cylinder
                       w/amber cherry finish
18   3636SWF           Table, top 36x36 w/waterfali
                       edge/col: formica 515-58
                       graphite grafix/edge: #5 black
5    4200SWF           Table top 42' Dia w/waterfall
                       edge/col: formical 515-58
                       graphite grafix/edge: #5 black
20   44100             Bola side chair w/uph arm
                       inserts/altamont #101 fabric/
                       Y34 plum glide & arm insert/
                       black frame
10   641112            Trillium round swivel-tilt chair
                       w/blk base/#3608 seaspray
                       fabric
14   4.0TA2            Transit high back tilt lock
                       conference chair w/loop arms/
                       mystery mist fabric
26   4.0TA7            Transit high back tilt lock
                       training chair w/adjustable
                       arms/mystery mist fabric
28   44100             Bola guest chair w/arms/
                       altamont #101 fabric

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 20
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                 SCHEDULE "A"

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
                       black frame/Y34 plum arm
                       inserts & glides
1    642212/3608       Trillium round pneumatic!
                       kneetilt w/black base/#3608
                       seapray
2    641112/3608       Trillium round swivel-tilt/
                       mechanical conference chair/
                       black base/#3608 seaspray
1    OW-C222oMC        Occasional table/wood cylinder
                       w/amber cherry finish.
Invoice #2158
108  Lockers           Republic Standard Lockers
                       w/Louvers (3 tier) 12x12x72
                       w/flat top Z bases combination
                       locks w/master key/door
                       louvers/#52 canyon finish
8    461               Camlyle club chair w/provincial
                       walnut finish/com.rnaharam
                       lamiate #001, camel
1    CT! -R12ODBC      Racetrack wood top I 20x48
                       w/bourbon on cherry, bullnose
                       edge/com: Wilson Art #4673-60
                       Safron Tigris
3                      CB2-16W Cylinder Base w/Bourbon
                       on Cherry Finish
1                      CQ38229-A Rectangular Table Top
                       168X48 w/PVC Edge MB #462 Cinr
                       Col: Wilson Art
                       Midnight Black Col: Wilson Art
                       #4673-60 Safron Tigris
3                      CB7-2M 2 Prong Base/Amb Black
12                     TT3O72RGY Arrary Training Table
                       30X72 w/2 Grommets/Ftam PVC Edge
                       #462 Cindr Col: Wilson Art
                       #4673-60 Safron Tigris
2                      TT2460RGY Array Training Table
                       Top 24X60 w/Grommets/PVC Edge
                       #4673-60 Safron Tigris
28                     TB2328TS Static Base w/#462 Cinder
12                     TMP6O9 Array Modesty Panel/Black
12                     TCML Cable Manager for Leg
26                     TCM29 Cable Manager (undersurface)
Invoice 2260

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS,. REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:    Intek Information, Inc.                                Page 21
           5619 DTC Parkway, 12th Floor
           Englewood, CO 80111

                                                                  MLSA # 4339.01
Secured Party:    Charter Financial, Inc.
                  530 Fifth Avenue
                  New York, NY 10036

                                 SCHEDULE "A"

--------------------------------------------------------------------------------

           EQUIPMENT LOCATION:  4500 Campbell Road
           ------------------   Fort Scott, KS 66701


QTY.            DESCRIPTION                             SERIAL NUMBER
----            -----------                             -------------
5               WW1248 48" Standard Wall Panel
1               WW1244 44" Standard Wall Panel
2               WW1236 36" Standard Wall Panel
3               WW1224 24" Standard Wall Panel
1               WW1220 20" Standard Wall Panel
5               WW1218 18" Standard Wall Panel
3               WW1212 12" Standard Wall Panel
2               WW1208 8" Standard Wall Panel
1               WD1240 40" Single Door
1               WX0039 Primary Door Hardware
14              WJC22SP Custom Angle 2 Way Square
Invoice 2259
1               Call Center Stations All Center Core Pinwheel Stations, 4
                Steelcase Stations & 1 Haworth Private office Workstation




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

                              Prepayment Agreement


     WHEREAS, Charter Financial, Inc. ("Charter"), as Secured Party and Intek Information, Inc. as Debtor ("Debtor") are parties to certain Loan Schedule No. 01 to Master Loan and Security Agreement No. 4339 (the "Agreement"), dated August 26, 1999 affecting the equipment (the "Equipment") described therein; and

     WHEREAS, the parties hereto desire to confirm their understanding pursuant to which the Debtor may prepay the Agreement on certain dates ("Prepayment Dates") set forth below.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. provided that the Debtor shall so request Charter in writing not less than ninety (90) days prior to a Prepayment Date, and further provided that the Debtor shall have paid all monthly payments due through and including the applicable Prepayment Date in accordance with the terms and provisions of the Agreement and shall then be in compliance with all the terms and provisions of the Agreement and shall continue to comply with all the terms and provisions of the Agreement thereafter until such Prepayment Date, Charter agrees to allow Debtor to prepay the Agreement (in whole, but not in part) by paying to Charter the appropriate prepayment amount as set forth below ("Prepayment Amount") in good funds prior to the applicable Prepayment Date.

     2. A Prepayment Date shall be any date which is one day after a date that a regular monthly installment Is due under the Agreement, provided however that there shall be no Prepayment Date prior to the date that the thirteenth (13th) monthly installment is due and timely paid. The Prepayment Amount due on any Prepayment Date shall be the then present value of all remaining payments under the Agreement, computed using a discount rate of 5%.

     3. All taxes attributable to the transaction herein contemplated including any taxes on the Prepayment Amount, shall be borne exclusively by the Debtor.

     4. Time is of the essence for the Debtor's making written request for prepayment and for remitting the Prepayment Amount in the event Debtor timely exercises its option to prepay hereunder.

     5. Except as specifically permitted by this Prepayment Agreement, Debtor shall have no right to prepay the Agreement.

     6. This Prepayment Agreement shall constitute an indivisible part of the Agreement and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Inteck Information, Inc.               Charter Financial, Inc.

By: /s/ Timothy O'Crowley              By: /s/ Signature
   ---------------------------            -------------------------
   (Authorized Signature)                 (Authorized Signature)
    Timothy O'Crowley

Title: President and Secretary         Title: Vice President
      ------------------------               ----------------------

Dated: August 26, 1999                 Dated: October 6, 1999
      ------------------------               ----------------------

                           Loan Schedule No. 01 under
                   Master Loan and Security Agreement No. 4339

Pursuant to a Master Loan and Security Agreement No.4339 dated August 26, 1999 ("Master Agreement") between Charter Financial, Inc. ("Secured Party") having a place of business at 530 Fifth Avenue, 15th Floor, New York, New York 10036 and Intek Information, Inc. ("Debtor") a Delaware corporation having a place of business at 5619 DTC Parkway, 12th Floor, Englewood, CO 80111. Debtor hereby promises to pay to the order of Secured Party the Loan Amount set forth in the schedule of obligations below in installments in the amounts and at the times specified below. This Loan Schedule incorporates the terms and conditions of the Master Agreement and constitutes an Agreement as referred to in the Master Agreement. Terms used herein which are defined in the Master Agreement shall have the meanings as so defined.

The Equipment in which Debtor grants to Secured Party a security interest in accordance with the provisions of the Master Agreement is set forth and described in Schedule A annexed hereto and made a part hereof. Said Equipment shall be located at 4500 Campbell Road, Fort Scott, Kansas 66701 at all times until all payments hereunder have been paid in full.

--------------------------------------------------------------------------------

                             SCHEDULE OF OBLIGATIONS

--------------------------------------------------------------------------------

     Loan Amount                                       $2,513,130.43
     Documentation Fees                                $    3,500.00
     Interest                                          $  436,689.57
     Time Balance                                      $2,953,320.00
     Term of Loan                                      Thirty (30) months
     Number of Payments                                30
     Payments Payable                                  Monthly - in advance
     Amount of Each Payment                            $98,444.00

     Debtor agrees to pay the Time Balance to Secured Party in monthly installments as follows: (a) an advance payment in the amount of $98,444.00 due and payable on or before execution of this Agreement followed by (b) twenty-nine
(29) additional monthly payments of $98,444.00 payable on the 5th day of each month, commencing on 10/5/99 and continuing on the like date of each month thereafter through and including 3/5/2002.

     The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.

Accepted on August 26, 1999                      Date October 6,1999
                                                     -----------
Intek Information, Inc.                              Charter Financial, Inc.
(Signature of Proprietor or name of Corporation      (Secured Party)
or Partnership)

By /s/ Timothy O'Crowley                             By: /s/ Signature
  ---------------------------                           --------------------
       Timothy O'Crowley

Its President and Secretary                          Its Vice President
   --------------------------                           --------------------
      (Title of Officer)                             (If Corporation, President
                                                     or Vice President should
                                                     sign and give official
                                                     title: if Partnership,
                                                     state partner; if L.L.C.
                                                     state member or manager)

                             INTERCREDITOR AGREEMENT

                               September 30, 1999

Silicon Valley Bank
3003 Tasman Drive
Santa Clara, California 95054

         Re: Intek Information, Inc. ("Borrower")
             ------------------------------------

Gentlemen:

     This will confirm our agreement as follows:

     1. Bank Collateral. As used in this Agreement, "Bank Collateral" means all of Borrower's present and future accounts, general intangibles, inventory, equipment and other assets of every kind, including without limitation all present and future property described on Exhibit "A" hereto (except for the "Other Collateral" as defined below).

     2. Other Collateral. As used in this Agreement, "Other Collateral" means the property listed on Exhibit "B" hereto.

     3. Subordination. All security interests now or hereafter acquired by the undersigned (the "Other Lender") in the Other Collateral shall at all times be prior and superior to any security interest or other interest or claim now held or hereafter acquired by you (the "Bank") in the Other Collateral, all security interests now or hereafter acquired by the Bank in any or all of the Bank Collateral shall at all times be prior and superior to any security interest, ownership interest, or other interest or claim now held or hereafter acquired by the Other Lender in the Bank Collateral. Said priorities shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. ("Collateral" as used in this Agreement shall mean the Bank Collateral or the Other Collateral, as the case may be.)

     4. Lenders' Rights. The Bank and the Other Lender each agree that the other may at any time, and from time to time, without the consent of the other party and without notice to the other party, renew, extend or increase any of the indebtedness, liabilities on obligations owing to it from the Borrower (the "Secured Obligations") or that of any other person at any time directly or indirectly liable for the payment of any Secured Obligations, accept partial payments of the Secured Obligations, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Secured Obligations, make loans on advances to the Borrower secured in whole or in part by its Collateral or refrain from making any loans or advances to the Borrower, change, alter or vary the interest charge on, or any other terms or provisions of the Secured Obligations or any present or future instrument, document or agreement with the Borrower, and take any other action or omit to take any other action with respect to its Secured Obligations or its Collateral as it deems necessary or advisable in its sole discretion. The Bank and the Other Lender each waive any right to require the other to marshal any Collateral or other assets in favor of it or against or in payment of any or all of its Secured Obligations.

     5. Remedies. The Bank shall not collect, take possession of, foreclose upon, or exercise any other rights, or remedies with respect to, the Other Collateral, judicially or non-judicially, or attempt to do any of the foregoing, without the prior written consent of the Other Lender, which shall be a matter of the Other Lender's sole discretion. The Other Lender shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Bank Collateral, judicially or non-judicially, or attempt to do any of the foregoing, without the prior written consent of the Bank, which shell be a matter of the Bank's sole discretion.

     6. No Commitment by Lenders. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by the Bank or the Other Lender to continue financing arrangements with the Borrower and that the Bank and the Other Lender may terminate such arrangements at any time, in accordance with their agreements with the Borrower.

     7. General. The Other Lender and the Bank each agree, upon the request of the other, to execute all such documents and instruments and take all such actions as the other shall reasonably request in order to carry out the purposes of this Agreement, including, without limitation appropriate amendments to Financing Statements executed by the Borrower in favor of the Other Lender or the Bank in order to refer to this Agreement (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments. The Other Lender and the Bank each represent and warrant to the other that it has not heretofore transferred or assigned any Financing Statement naming the Borrower as debtor and it as secured party, This Agreement is solely for the benefit of the Bank and the Other Lender and their successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. This Agreement sets forth in full the terms of our agreement with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the Bank and the Other Lender. This Agreement shall be binding upon the Other Lender and the Bank and their respective successors and assigns, and shall be construed in accordance with, and governed by, the laws of the State of California.

                                       Sincerely yours,

                                       Charter Financial, Inc.

                                       By /s/ Signature
                                         -----------------------------
                                         Title Vice President
                                              ------------------------

Accepted and Agreed:

Silicon Valley Bank

By /s/ Signature
  -----------------------
  Title Vice President
       ------------------

                        BORROWER'S CONSENT AND AGREEMENT

     The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Other Lender shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and the Bank and any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Bank shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and the Other Lender. The Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by the Bank and the Other Lender without notice to or the consent of the Borrower.

                                         Intek Information, Inc.

                                         By /s/ Signature
                                           ------------------------
                                           Title Treasurer
                                                -------------------

                                   EXHIBIT "A"

     The following types or items of property:

     All "accounts," "general intangibles," "chattel paper," "documents," "instruments," "deposit accounts," "inventory," "farm products," "fixtures' and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all life and other insurance policies and claims, and all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom; the foregoing include, but are not limited to, the following: all obligations for the payment of money arising out of Borrower's sale or lease of goods or rendition of services; all moneys, securities and other property, now or hereafter held or received by, or in transit to, Secured Party from or for Borrower, whether for safekeeping, pledge, custody. transmission, collection or otherwise; all of Borrower's deposits (general or special), balances, sums and credits with, and all claims of Borrower against, Secured Party, at any time existing; all right, title and interest of Borrower, and all of Borrower's rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lien or secured party, and all guaranties and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance; all other general intangibles of every kind and description, including (without limitation) trade names and trademarks and the goodwill of the business symbolized thereby, federal, state and local tax refunds and claims of all kinds, all rights as a licensor or licensee of any kind, all customer lists, trade secrets, telephone numbers, processes, proprietary information, and purchase orders, and all rights to purchase, lease, sell, or otherwise acquire or deal with real or personal property (and all rights relating thereto); all notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Borrower's business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, all and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof; and all equipment, machinery, machine tools, motors, controls, parts, vehicles, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; and all books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and all products and proceeds of any or all of the foregoing, in any form (including, without limitation, any insurance proceeds, and all claims by Borrower against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing).

Debtor:   Intek Information, Inc.                              Page 1
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
Aspect Telecommunications
Invoice 534932
1                      3405 UTILITY SHELF -MDF
Invoice 534761
2                      3192 ASPECT HANDS-FREE TELESET
40                     3190 ASPECT TELESET
Invoice 533630
3                      4028 T-1 DIG1TAL TRUNK INTFC CARD
Invoice 534725
2                      3258 2,000,000 CALL RECORDS STORAGE
1                      6025 AGENT ACCESS LICENSE 5D USERS
1                      6498 CU REPORTWRITER 2.0 PLUS 2.0.1 PATCH
8                      4072 STATION INTERFACE CARD
1                      3011 MUSIC RECORDING ADAPTER
21                     7002 OVER THE EAR HEADSET AND CONTROL UNIT SET
21                     7000 MOMAURAL TOME SWITCH HEADSET & CONTROL
5                      ASPECT SYSTEM MANGEMENT SUTIE 1.0.1
2                      ASPECT ARCHITECT 1.0.1
1                      6710 CUSTOMVIEW DIRECTOR SINGLE COPY
1                      CUSTOMVIEW PRODUCER - FIRST COPY
1                      6494 CV REPORTRUNNER 2.0 PLUS 2.0.1 PATCH
Invoice 534250
1                      3061 RINGING VOLTAGE GENERATOR
3                      4062 16-PORT TELESET INTERFACE CARD REL 7
3                      T-1 DIGITAL TRUNK INTFC EXPN
Invoice 532641
1                      9717V-VOUCHER INTRO TO APPL BRIDGE & CTE
1                      971 6V-VOUCHER CUSTOM VIEW PRODUCER COURSE
1                      971 2V-VOUCHER ADV CV REPORT WRITER REL 2
1                      9709V VOUCHER CCT DESIGN & IMPLEMENTATION
1                      9703V VOUCHER ADVANCE MANAGING ASPECT ACD

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 2
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
1                      9702V VOUCHER BASIC MANGING THE ASPECT ACD
1                      9710V VOUCHER INTRO TO CV REPORT WRITER-REL 2.
Invoice 533291-1
13                     3124 LBOP/GRND START TRNK BYPASS CD
Invoice 532922
3                      3028 ESF & CHAH SVCE UNIT (CSTU)


Haworth, Inc.
Proposal 32003
347                    PNM-9 11-R STANDARD PLATFORM W/
                       PALMREST LOWER MOUSE AND FREEDOM
                       ARM, BLACK FINISH
Proposal 31814
326                    PINWHEEL WORKSTATIONS
7                      BFM-1-B BASE FEED MODULE, HARDWIRE
329                    EFN-454-B STRAIGHT FABRIC PANEL
                       NO POWER 48" x 54"
332                    EFP-254-B STRAIGHT FABRIC PANEL
                       POWER 24" x 54"
38                     TFM-6-B TOP FEED MODULE 68" FOR
                       PANEL HEIGHT 64" & 68"
8                      1NQ46870L5 SUPERVISOR WORKSURFACE
                       GRAPHITE SPEX LAMINATE, CHARCOAL TRIM
316                    1NQ46870L4 SPECIAL POD WORKSURFACE
                       WITH GROMMET CUT,
                       GRAPHITE SPEX W/CHARCOAL TRIM 0H-023,
                       TR-K
56                     PRD-3-B DUPLEX RECEPTACLES (BOX OF 6)
332                    HWHP-000 I WORK SURFACE-HEIGHT
                       DUPLEX RECEPTACLE
332                    WM-33 WIRE MANAGER 33"


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWN ED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 3
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
16                     1318-1031 SCREWS FOR SPECIAL WORKSURFACE
16                     1820-1005 WORK SURFACE CHANNEL
8                      WSC-P WORK SURFACE SUPPORT BRACKET PAIR
16                     HFSH-2912 WRK SRF END PNL-HALF
                       SUPPORT 12 INCHES
327                    PCSS-3-B STRAIGHT SPAN POWER
                       CONNECTOR
6                      DWST-430 D-TOP, VINYL EDGE, 48" x 30"
                       REQUIRES MOUNT KIT/SUPPORTCOL
6                      HCC-0001 D-TOP SINGLE-LEG BASE,
                       ADJUSTABLE HEIGHT
                       26" -- 30"
6                      FMK-l FLUSH MOUNT KIT
2                      EFN-254-B STRAIGHT FABRIC PANEL
                       NO-POWER 24" x 54"
12                     EFN-266.B STRAIGHT FABRIC PANEL
                       NO-POWER 24" x 66"
1                      EFP-266-B STRAIGHT FABRIC PANEL
                       POWER 24" x 66"
2                      EFN-3042-B STRAIGHT FABRIC PANEL
                       NO-POWER 30" x 42"
5                      EPN-3054-B STRAIGHT FABRIC PANEL
                       NO-POWER 30" x 54"
5                      EFN-3066-B STRAIGHT FABRIC PANEL
                       NO-POWER 30" x 66"
1                      EFP-3066-B STRAIGHT FABRIC PANEL
                       NO-POWER 30 x 66
15                     EFN-366-B STRAIGHT FABRIC PANEL
                       NO-POWER 36" x 66"
4                      EFP-366-B STRAIGHT FABRIC PANEL
                       POWER 36" x 66"
1                      EFN-354-B STRAIGHT FABRIC PANEL


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 4
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
                       NO-POWER 36" x 54"
2                      EFN-4254.B STRAIGHT FABRIC PANEL
                       NO POWER 42" x 54".
3                      EFN-466-B STRAIGHT FABRIC PANEL
                       NO-POWER 48" x 66"
9                      EPN-566-B STRAIGHT FABRIC PANEL
                       NO-POWER 60" x 66" .
2                      EGN-366-B STRAIGHT GLAZED PANEL
                       NO-POWER 36" x 66"
3                      EGN-4266-B STRAIGHT GLAZED PANEL
                       NO-POWER 42" x 66"
10                     FDRF-5 REG. FLIPER DOOR -
                       FABRIC 60"
3                      FPFC-54-B 90 DEG. FABRIC FINISH
                       POST 54"
7                      FPFC-66-B 90 DEG. FABRIC FINISH POST 66"
2                      FPFS-66-B 180 DEG FABRIC FINISH POST 66"
8                      FDRF-3 REG. FLIPPER DOOR
                       FABRIC 36"
2                      FDRF-42 REG FLIPPER DOOR FABRIC 42"
10                     HTB-6016 TACKBOARD 60" x 16"
2                      HTB-4216 TACKBOARD 42" x 16"
8                      HTB-3616 TACKBOARD 36" x 16"
8                      HTL-0036-T TASK LIGHT 36"
2                      HTL-0042 TASK LIGHT 42"
10                     HTL-0060-T TASK LIGHT 60"
15                     PDX-24-HLN FIXED PEDESTAL DRAWER 24"
15                     PDX-24-JLN FIXED PEDESTAL DRAWER 24"
8                      SR-3 REGULAR SHELF 36"
10                     SR-S REGULAR SHELF 60"
2                      SRS-42 REGUALR SHELF 42"
15                     WMK-66 WALL MOUNT KIT 66"

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 5
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
15                     WRCS-324 90 DEG. CORNER WORK SURFACE
                       W/O KEYBORAD PAD 36" X 24"
3                      WS-324 REGULAR WORK SURFACE 36" x 24"
3                      WS-424 REGLAR WORK SURFACE 48" x 24" .
15                     WS-324 REGULAR WORK SURFACE 60" x 24"
S                      WS-5424 REGULAR WORK SURFACE 54" x 24"
4                      WS-624 REGULAR WORK SURFACE
                       72" x 24"
1                      SPCL-67 REGULAR WORK SURFACE
                       84" x 24"
2                      WSSP-2429-L WORK SURFACE SUPPORT PANEL 24"
4                      WSSP-2429-R WORK SURFACE SUPPORT PANEL 24"
27                     WT-60 WALL TRACK 60"
71                     M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
112                    M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
112                    M231-1741 MB H.E., PNEU, HA TASK ARMS HARD CASTERS
16                     M231-1741 MB H.E.. PNEU, HA TASK ARMS HARD CASTERS
2                      PMK- 1 PANEL MOUNT KIT
38                     BFM-1-B BASE FEED MODULE, HARDWIRE
Proposal 31831
4                      3110-GEST TALLY, GUEST CHAIR HAWORTH - HAM DISCOUNT 50%
2                      A830-1641 MB SYNC. MECH, BHA, TARM W/VNYL, HARD CASTERS,
                       BACK LOCK HA WORTH HAS DISCOUNT 55%
3                      A870-1V41 HB SYNC, MECH, HW ADJ ARM W/VNYLHARD CASTERS,
                       BACK LOCK HAWORTH - HAS DISCOUNT 55%
1                      HTRT-3672-W RACE TRACK CONFERENCE TABLE 36" x 72"
                       HAWORTH - HAF DISCOUNT 55%
2                      LHTL-0054 TASK LIGHT, 54" HAWORTH - HAL DISCOUNT 50%
                       OCKF-2272 CREDENZA, W/DOUBLE PEDESTAL 72" W x 22" D,
1                      KNEESPACE HAWORTH -HAL DISCOUNT 50%
                       OCLQ-2272-R B CREDENZA, W/LATERAL STORAGE 72" W x 22"D
2                      STORAGE SPACE HAWORTH - HAL DISCOUNT 50%

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OP WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREATFER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS,

Debtor:   Intek Information, Inc.                              Page 6
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
2                      ODED-3672 DESK. D-TOP EXTENSION 72"W x 36"D HA WORTH -HAL
2                      DISCOUNT 50%
                       OLBE-2236 BRIDGE, 36"W x 22"D HAWORTH - HAL dISCOUNT 50%
2                      OLCU-2236 CPU CORNER UNIT, 36"W x 22"D HAWORTH HAL
                       DISCOUNT 50%
2                      OVS4-4172 VSU, 4-DOOR CABINET 72"W x 4l"H x 15"D
                       HAWORTH - HALDISCOUNT 50%
Pear Commercial Interiors
Invoice 39923
40                     M231-1741 MB H.E., PNEU, HA TASK ARMS
                       HARD CASTERS
Invoice 40186
347                    PNM-911-R STANDARD PLATFORM W/PALM REST
                       LOWER MOUSE AND FREEDOM ARM, BLACK FINISH
Invoice 40662
4                      31 10-GEST TALLY, GUEST CHAIR
2                      A830-1641 MB SYNC, MECH, BHA, TARM W/VNYL .
                       HARD CASTERS, BACK LOCK
1                      CUSTOM MERIT RACETRACK WOOD TABLE
                       TOP 36" x 72" SPL #-194850
2                      698-003 STND FOUR ARM POWDER COATED BLK
                       BASE FOR TOP 36" x 72"
2                      199-908 SINGLE TUBE FLUORESCENT TASK LIGHT
1                      I 94-505 MERIT CREDENZA WITH TWO F/F PEDESTALS
                       72" x 21" x 29"
2                      MERIT CREDENZA W/SINGLE F/F PEDESTAL RIGHT 72" x 21" x
                       29" 2 194-411 MERIT D TOP DESK FOR RIGHT HAND RETURN
                       72" x 30" x 29"
2                      194-314 EXECUTIVE CORNER STAND 36"W x 36"W x 29"H
2                      194-575 MERIT HIGH BACK ORGANIZER 71-1/2" x 15" x 43"
2                      194-316RW MERIT EXECUTIVE BRIDGE 36"W x 2l"D SPECIAL
                       SIZE
Invoice 40659
162                    PNM 911 R PLATFORM, PALM, LOWER MOUSE AND FREEDOM ARM

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATI0N, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 7
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------
                       KEYBOARD
146                    SPLB-2777 E--POD WING SURFACE W/GROMMETS
17                     EC-10-B END CAP
175                    EFN-454-B STRAIGHT FABRIC PANEL NO-POWER 48" x 54"
162                    EFP-254-B STRAIGHT FABRIC PANEL POWER 24" x 54"
16                     HPSH-2912 WRK SRP END PNL-HALF SUPPORT
                       12 INCHES
162                    HWHP-0001 WORK SURFACE-HEIGHT DUPLEX
                       RECEPTACLE
135                    PCSS-3-B STRAIGHT SPAN POWER CONNECTOR
27                     PRD-3-B DUPLEX RECEPTACLES (BOX OF 6)
31                     SPLA-2950 TOP FEED MODULE FOR PANEL
                       HEIGHT 54"
162                    WM-33 WIRE MANAGER 33"


OnLine Connecting Point
Invoice 1015277-00
1                      3C250C-TX24-4PK SSI HUB lOOTX 24-PRT 4-PK 3C
2                      3C250C-TX24 SUPERSTACK II HUB lOOTX 24-POR
1                      3C16671A SSII HUB 10 24-PRT TP 3 COM EN
4                      3C219 SSII HUB 100 EXP CBL 3 COM ENT
3                      002805-00 COURIER V. EVERYTHING V.90 INT
215                    F5C55O SURGEMASTER 7 OUTLET STRIP
4                      C4120A#ABA HP LASERJET 4000 N HEWLETT-PAC    usqa008359
                                                                    usqa008651
                                                                    usqc012008
                                                                    usqc012142
2                      VSE-DRCT-NAS2-0 VIRUSSCAN SECURITY SUITE
I                      3C16981 SSII SWTCH 3300 12-PRT 10/100
200                    351-00222 MOLP-B WIN NT CAL 4.0 WIN N

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDiNG WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:   Intek Information, Inc.                              Page 8
          5419 DTC Parkway, 12th Floor
          Englewood, CO 80111


                                                               MLSA # 4339.01
Secured Party: Charter Financial, Inc.
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

          EQUIPMENT LOCATION: 4500 Campbell Road
          ------------------  Fort Scott, KS 66701

QTY.                   DESCRIPTION                             SERIAL NUMBER
----                   -----------                             -------------

Invoice 1015823-00
1                      WIC-IT CISC0600/2600/3600 1-PORT
2                      1202060L1 TSU LT LOW COST SINGLE
2                      CAB-V35MT MALE DTE V.35 1OFT CABLE
Invoke 1015301-00
1                      CISCO2SOL-CH Ethernet/dual serial router     250970407
1                      MEM-lX8F Optional 8 MB Flash SIMM
1                      CAB-V35MT V.35 Cable, DTE, Male 1 0 Fee
Invoice 1015303-00
1                      CISCO25O 1-CR EtherTier/dual serial rou ter  250970411
1                      MEM-lX8F Optional 8 MB Flash SIMM
1                      CAB-AC Power Cord, 11OV

Invoice 1015296-00
3                      3C16611-US SSII DUAL SPD HUB 500 24-PRT 3
Invoice 1015298-00
3                      002806-00 COURIER V.EVERYTHTNG V.90 EXT
3                      F2L088-06 IBM AT MDM ADPTR CABLE, 6DB9F/
1                      4202086L3 ISU 512 ISDN INV MUX 512K S/T
                       85za7399
Invoice 1015613-00
1                      4200023L5 Smart 16E SHELF AC W/CONTR 16S
1                      1200077L1 TSU V.35 (RM) TI-FT I              910c2239
12                     1202066L1 TI ESF CSU (SMART 16) FULL         906a3140
                                                                    906s3146
                                                                    906a3277
                                                                    906a3319
                                                                    906a3328
                                                                    906a3331
                                                                    906a3337
                                                                    906a3383
                                                                    906s3392

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF' WHATEVER DESCRIPTION OR NATURE WHETHER NOW 0WNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LlMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                   Page 9
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111

                                                          MLSA #4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

              EQUIPMENT LOCATION: 4500 Campbell Road
              ------------------  Fort Scott, KS 66701


QTY.                        DESCRIPTION                                            SERIAL NUMBER
----                        -----------                                            -------------
                                                                                     906a3414
                                                                                     906a3417
                                                                                     906a3426
1                           1200048L3 Smart 16 Redundant AC P/S/ ADTR                849a26253
1                           1200045L.1 Datamate Hand-held LCD                        913c4668
Invoice 1015314-00
1                           328970.001 Proliant 1850R 61450 64MB                     D917CFW11104
1                           313614-B21 64MB SDRAM DIMM KIT (1X64
1                           313615-B21 128MB SDRAM DIMM KIT(1X128
Invoice 1015314-00
1                           227-00369 MOLP-B WiN NT SVR 4.0 RUNNI
1                           295643-B21 SMART ARRAY 3200 COMPAQ ACCESS
8                           400739-B21 18.20GB SCSI ULTRA-WIDE 1 IN
1                           304100-B21 PROLIANT STORAGE SYSTEM Ul RA                 8907BSN100700
2                           DT3-STD-NT DOUBLE TAKE FOR WINDOWS NT. 3.
Invoice 1015304-00
2                           MEM-IX8D CISCO 2500 8MB DRAM MEMORY
2                           CD25-C-l1.3 CISCO 2500 IP FEATURE PACK
1                           NM-lE2W CISCO 3600 1 ENET 2 WAN
Invoice 1015233-00
2                           333100-001 Proliant 1850R PL1 400MHZ1OOMH                d849bzq30346
                                                                                     d849bzq30357
2                           3136l4-B21 64MB SDRAM DIMM KIT (1x64
6                           313706-B219.1GB PLUGGABLE WIDE-UL-TRSCSI-
1                           295513-B21 12/24-GB DDS-3 DAT DRV COMPAQ
1                           165753-001 RACK 7142 42U (7FT) W/DOOR COM
1                           165652-001 RACK SIDEWALL KIT FOR 42U RACK
1                           169940-001 RACK BLANKING PANEL KIT 15U P
1                           189907-001 RACK STABILIZING FEET FOR42U R
1                           325900-001 V500 l5' MNTR 1024X768 85HZ                   909bf26rc977
1                           SU3000RMNET SMART-UPS 3000 VA RKMT BUND W/
2                           388099-B21 SMART ARRAY 221 SINGLE CHANNEL


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTiON OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                  Page 10
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111

                                                         MLSA # 4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------  Fort Scott, KS 66701

QTY.     DESCRIPTION                                SERIAL NUMBER
----     -----------                                -------------

2        227-00369 MOLP-B WIN NT SVR 4.0 RUNNI
1        NSE-DRCT-NAS2-0 NETSHIELD SECURITY SUITE
1        ARB6001G61CUA ARCSERVEIT 6.61 AD BD FO
2        ARB6013661AEA ARCSERVEIT WRKGRP/AD ED AGENT
1        EL-80DT 8PT 1X8 OUTLOOK CONSOLE KVM SW
1        EL-480DT 8PT 4X8 OUTLOOK CONSOLE KVM SW
1        2172-PC NETCOM3 72" UNIT
4        CZ-1232 12FT ZIP KVM CABLE SET HRES AP
1        EUROTECH-C EUROTECH 104-KEY KEYBOARD WIN9


ALEXANDER OPEN SYSTEMS, INC.
Invoice #6213
7                Yellow/Blue Stripe Cross Connect Cable
4                2 Pair White/Blue and White/ Org Cross
                 Connect Cable
Invoice #6214
1                24 Port Patch Panel
Invoice #6215
2                24"x5"' 18 gauge cable tray, 10' section
2                24" 18 gauge hinged cover, 5" sections
3                18" curved ladder rack section
16               Straight clamp assembly
2                Cable Fence
3                Rack junction plate
8                18" ladder rack, 10' sections
4                Wall angle assemblies, 18"
16               Threaded rod


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATlON, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                     Page 11
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111


                                                            MLSA # 4339.01

Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036


                                    EXHIBIT B

--------------------------------------------------------------------------------

             EQUIPMENT LOCATION 4500 Campbell Road
             ------------------ Fort Scott, KS 66701



QTY,            DESCRIPTION                   SERIAL NUMBER
----            -----------                   -------------
10              Shelf bracket
16              Open Clip
16              Ceiling hanger bracket
2               Corner clamp
Invoice #6216
48              25 pair to 12 RJ45 Octopus Cable
Invoice #6217
30              Patch Cables 10" CAT 5 Blue
416             Patch Cables 7' CAT 5 Blue
Invoice #6218
3               Female RJ45 to Male DB25
Invoice #6220
20              25' Patch Cords
Invoice #6221
9               Cross Connect
Invoice #6222
2               7' x 19" Relay Rack
Invoice #6223
1               Patch Panel 24 Port
Invoice #6224
30              25" Patch Cords
30              20' Silver Flat Ribbon Patch Cords

ASPECT TELECOMMUNICATIONS CORPORATION
Invoice #528245-2
 1       6389   Remote Monitoring
 1       6388   Idle with reason
 1       6387   Sign-off with reason
 2       3258   2,000,000 call records storage
 1       6393   Aspect openmedia software
 1       6030   Agentaccess license -- 250 users
 2       6025   Agentaccess license -- 50 users

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS

Debtor:         Intek Information, Inc.                     Page 12
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111
                                                            MLSA # 4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------  Fort Scott, KS 66701

QTY.               DESCRIPTION                                   SERIAL NUMBER
                   -----------                                   -------------
10        6019     Agentaccess license-- 1 user
1         1355     Aspect ACD Software-- 300R
1         3273     10 hour voice storage
1         6448     Aspect Amis analog networking
1         6390     Remote recording of announcements
2         3273     10 hour voice storage
1         6386     Qkeeper
1         6385     Intelligent interflow
1         6384     Data direct call routing
1         6383     Basic IVR
1         6380     Skill mapping
1         1351     Advanced ACD application suite-- 300R
1         6401     Application bridge access LIC
1         6412     Application INTF consult-- PC
1         6391     Voice Messaging
1         6382     Call back messaging
1         3990-NA  NA English Language Prompts
1         6648     Aspect ACD Release 7.0.1
1         6648     Aspect ACD Release 7.0.1
18        4030     Primary rate interface (PRI)
18        3028     ESF & SF Chan svce unit (CSU)
1         3992     Openmedia Module
1         6440     Network interqueue w/tl spans
1         6431     ANI application SW package
1         3871     4-GB Disk Drive
2         4049     DTMF Receiver card
1         3890     Integrated applications module-- ACD
1         3871     4-GB Disk Drive
1         3871     4-GB Disk Drive
23        4062     1 6-port teleset interface card rel 7
1         3890     Integrated applications module-- ACD
1         6818     Aspect System management suite 1.0.1

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                  Page 13
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111
                                                         MLSA # 4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036


                                    EXHIBIT B

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------  Fort Scott, KS 66701

QTY.            DESCRIPTION                                    SERIAL NUMBER
                -----------                                    -------------
1        6808   Aspect Architect 1.0.1
11       6710   Customview director-- single COPV
1        6411   Application bridge developer's license
1        6494   CV reportrunner 2.0 plus 2.0.2 patch
179      7000   Nomaural Tome Switch Headset & Control
53       3197   Standard Handset & Cradel
28       3192   Aspect Hands-Free Teleset
1        6818   Aspect System Management Suite 1.0.1
1        6808   Aspect Architect 1.0.1
1        6710   Customview director-- single copy
1        6700   Customview producer-- first copy
1        6498   CV Reportwrirer 2.0 plus 2.0.1 patch
179      7002   Over-the ear headset and control unit set
12       4028   T-1 Digital gunk INTFC Card
6        4082   Switching module controller card
3        3880   Switching module
2        4047   24 port voice card
1        3105   200 MHZ Pentium pro processor
2        3090   Security modem
1        3105   200 MHZ Pentium pro processor
12       4029   T-1 Digital trunk INTFC EXPN
1        3118   Trunk bypass assembly
1        3897   Cabinet cable kit
2        3895   System cabinet
1        3841   System monitor switcher
3        3452   AC Power cable sys power-TDI
1        3445   Frame 2 power connection-- TDI
1        3444   Redumdant power option (RPO)-- TDI
1        3443   48 VDC Power supply-TDI
2        3442   Cabinet power connection (30ft)-- TDI
1        4043   External music on hold interfc
12       4038   Loop/GRMD Start trunk I/F Card

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor:         Intek Information, Inc.                Page 14
                5619 DTC Parkway, 12th Floor
                Englewood, CO 80111

                                                       MLSA # 4339.01
Secured Party:  Charter Financial, Inc.
                530 Fifth Avenue
                New York, NY 10036

                                  EXHIBIT B

--------------------------------------------------------------------------------

                EQUIPMENT LOCATION: 4500 Campbell Road
                ------------------  Fort Scott, KS 66701


QTY.                DESCRIPTION                            SERIAL NUMBER
----                -----------                            -------------
4         3440      Battery backup assembly
2         3404      Main distribution frame-fixed
1         3403      Secondary CKT prorect-blk kit
1         3845      ACD regulatory kit
1         3840      ACD system kit
2         3560      110 punch down block
1         3850      ACD redundancy kit
1         3441      Frame 1 power connection -- TDI
330       3190      Aspect teleset
2         3124      Loop/Grd start trunk bypass CD
Invoice #533291-1
1         3124      Loop/Grad start trnk bypass
Invoice #53329l-2
10        3124      LOOP/GRND start trunk bypass CD

ETS INTERNATIONAL, INC.
1        CP-1010-00        CABCP 12000
1        CP-1030-00        BRD Cage CP12000 82770001A91
1        CP-1022-00        POWER Drawer CP8000/9600/12000
1        CP-1103-00        BRD MPU 81850234PAZ
1        CP-1032-00        BRD Network for CP12000 82770015PA1
8        CP-l50l-00        BRD Feed II T-1 81850001PA4
8        CP-1401-03        BRD Universal Interface T-1
1        CM-1035-01        SVR Proliant 3000 6/333
                           w/64mb Memory CD ROM 512K Cach
1        CM-1327-00        Mem 128mb 2 simm kit
1        CM-1326-00        MEM 64mb 2SIMM kit (66 MHz)
2        CM-1117-01        HD 9.1GB Hot Pluggable (10K)
1        CM-1620-00        CARD Controller Smart 2/DH
1        CM-1403-00        MON 15" Color VGA Compaq
1        CM-2412-01        HUB 12 Port Asante 10 Base T
1        CM-1711-00        CONNECTION Station CNS-1600

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                   Page 15
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------


     EOUIPMENT LOCATION: 4500 Campbell Road
     ------------------  Fort Scott, KS 66701


QTY.                     DESCRIPTION                               SERIAL NUMBER
----                     -----------                               -------------
                         Corollary Lan-attached
1        OC-1407-00      CBL 10 Base-T #2737-05V    RJ45-RJ4S 50'
1        CM-2007-00      MDM 56K Compaq Microco, 510
1        CM-2002.00      CBL Modem - AT        DB25M to DB9FM
1        CM-2100-00      PNTR 80 Column Panasonic
1        CM-2102-00      CBL Printer Cable
72       CM-3010-00      Software, CALL MANAGER LICENSE
72       CM-3000-00      Answering Machine Detection
1        CM-3040-00      Dialing Rules
1        CM-2305-00      UPS 1400VA w/Powerchute
                         includes SW CM-2306-00
1        CM-2306-00      SW Powerchute for SCO Unix
1        CM-2238-00      DRV DAT 24Gb Conner Scorpion
                         STD624000N External
1        CM-2438-00      CBL SCSI Ito Fast SCSI 3
                         wide 6' with thumb screws
1        CM-2780-00      SW SCO Media Pack
1        CM-2772-00      SW SCO 0S5 5.0.2 150 User Lice
                         150 user lic./#AA260-E110-NS.0
1        CM-2770-01      SW SCO 0s5 5.0.2 25user lic
                         bump pak use with CM-2772-00
7        CM-3001-00      SUPERVISOR SOFTWARE LICENSE
5                        MONITOR SOFTWARE LICENSE
1        CPS296          Ed Sves -- CPS
1        CPS210          Ed Sves -- CPS
1        CM-2417-0l      COMPAQ Netelligent 10/100 Pci
                         Network Card
4        CP-1302-02      8RD Digital Station
                         DSCOO9 8l850236PA6 Rev. A

PROGRESSIVE TECHNOLOGIES
Invoice #S96151

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIE$, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                   Page 16
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------


     EOUIPMENT LOCATION: 4500 Campbell Road
     ------------------  Fort Scott, KS 66701



QTY.                     DESCRIPTION                          SERIAL NUMBER
----                     -----------                          -------------
11       3100-ITO        TT Desk
1        3100-lTD        TT Desk                              PTI11108
4        3100-TrW        Touch Tone Wall                      PTIIO900;PTI10901
                                                              PTI10909;PTII0908
2        11228X          EX Soundstation w/MICS               12233299;12233295
3        11227X          Soundstation No MICS                 12226256;I2226257;
                                                              12225716
FUTURESOFT
Invoice #037045
1        20ISA507103     DCSB 7.1.03 DOM RC 50 PACK

GATEWAY COMPANIES, INC.
Invoice #43794926                                              1002520 001391240
1        1002520         0P6-366C PC
1        1505545         Office 97 SBE with bookshelf 98 and Office 2000
1        7001375         EV700 17" Monitor with 15.9" Viewing Area
Invoice #43760484
149     1002520          GP6-366C PC serial numbers: 1002520        0013988025;
0013988026; 0013988027; 0013988028; 0013988029; 0013988030; 0013988031;
0013988031; 0013988032; 0013988033; 0013988034; 0013988035; 0013988036;
0013988037; 0013988038; 0013988039; 0013988040; 0013988041; 0013988042;
0013988043; 0013988044; 0013988045; 0013988046; 00~3988047; 0013988048;
0013988049; 0013988050; 0013988051; 0013988052; 0013988053; 0013988054;
0013988055; 0013988056; 0013988057; 0013988058; 0013988059; 0013988060;
0013988061; 0013988062; 0013988063; 0013988064; 0013988065; 0013988066;
0013988067; 0013988068; 0013988069; 0013988070; 0013988071; 0013988072:
0013988073; 0013988074; 0013988075; 0013988076; 0013988077; 0013988078;
0013988079; 0013988080; 0013988081; 0013988082; 0013988083; 0013988084;
0013988085; 00l3988086; 0013988087; 0013988088; 0013988089; 0013988090;
0013988091; 0013988092; 0013988093; 0013988094; 0013988095; 0013988096;
0013988097; 0013988098; 0013988099; 0013988100; 0013988101; 0013988102;
0013988103; 0013988104; 0013988105; 0013988106; 0013988107; 0013988108;
0013988109; 0013988110; 0013988111; 0013988112; 0013988113; 0013988114;
0013988115;
AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                          Page 17
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

         EOUIPMENT LOCATION: 4500 Campbelh Road
         ------------------  Fort Scott, KS 66701


QTY.                     DESCRIPTION                          SERIAL NUMBER
----                     -----------                          -------------
0013988116; 0013988117; 0013988118; 0013988119; 0013988120; 0013988121;
0013988122; 0013988123; 0013988124; 0013988125; 0013988126; 0013988127;
0013988128; 0013988l29; 0013988130; 0013988131; 0013988132; 0013988133:
0013988134; 0013988135; 0013988136; 0013988137; 0013988138; 0013988139;
0013988140; 0013988141; 0013988142; 0013988143; 0013988144; 0013988145;
0013988146; 0013988147; 0013983148; 0013988149; 0013988150; 0013988151;
0013988152; 0013988153; 0013988154; 0013988155; 00l3988l56; 0013988157;
0013988158; 0013988159; 0013988160; 0013988161; 0013988162; 0013988163;
0013988164; 0013988165; 0013988166; 0013988167; 0013988168; 0013988169;
0013988170; 0013988171; 0013988172; 0013988173
149      1505545         Office 97 SBE with Bookshelf 98 and Office 2000 Offer
102      7000828         EV700 17" Monitor with 15.9" Viewable

JORDY CARTER, INC.
Proposal #16777
108                      Lockers -- republic standard lockers w/louvers
                         (3 tier) 12x12x72 w/flat top Z bases/ combination locks
                         w/ master key/ color: #52 canyon
13                       458 -- morgan club chair w/provincial walnut finish/
                         com: maharam lariate #001 camel loewenstein
10                       OW-C2220MC -- Occasional table/ wood cylinder w/amber
                         cherry Finish
8        461             Carlyle club chair w/provincial walnut finish
                         com: maharam lariate #001, camel loewenstein
18       36365WF         Table top 36x36 w/waterfall Edge/ Col:
                         formical 515-58 graphite grafix/edge: #5 black
                         edgemold
5        4200SWF         Table top 42" Dia. W/ waterfall edge/ col:
                         formical 515-58 graphite grafix/edge: #5 black
                         edgemold
23                       Standard prong base 30x30 3" column black
                         Wrinkle edgemold
72       096             Sail armless stack chair/7B purple shell/


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                          Page 18
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                   EXHIBIT B

--------------------------------------------------------------------------------

         EOUIPMENT LOCATION: 4500 Campbelh Road
         ------------------  Fort Scott, KS 66701

QTY.                     DESCRIPTION                                       SERIAL NUMBER
----                     -----------                                       -------------
                         black frame Loewenstein
20       44100           bola siJe chair w/uph. Arm inserts/altamont
                         #101 fabric/Y34 plum glide & arm insert/
                         black frame fixture furniture
10       641112          Trillium round swivel-tilt chair w/blk base/#3608
                         seaspray fabrc Kimball International
1        CT1-Rl2ODBC     Racetrack wood top 120x48 w/bourbon on cherry
                         Bullnose edge/ corn: Wilson Art #4673-60
                         Safron Tigris Kimball International
3        CB2O16W         Cylinder base w/bourbon on cherry finish
                         Kimball International
1        CQ38229-A       Rectangular Table top 163x48 w/pvc edge MB Midnight
                         black col: Wilson Art #4673-60 Safron Tigris
                         Kimball International
3        CB7-2M          2 Prong base/AMB black
                         Kimball International
14       4.0TA2          Transit high back tilt lock conference chair w/loop
                         arms / mystery mist fabric sit on it
12       TT3072RGY       Array training table 30x72 w/ 2 grommets/ flat
                         PVC edge #462 cinder col Wilson Art #4673-60 Safron
                         Tigris Kimball International
2        TT2460RGY       Array training table top 24x60 w/grommets/PVC edge
                         #462 cinder col: Wilson Art #4673-60 Safron Tigris
                         Kimball International
28       TB2328TS        Static base w/#462 cinder
                         Kimball International
12       TMP609          Array Modest panel/black
                         Kimball International
12       TCML            Cable manager for leg
                         Kimball International
26       TCM29           Cable manager (undersurface)
                         Kimball International

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPARIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                          Page 19
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------

         EOUIPMENT LOCATION: 4500 Campbell Road
         ------------------  Fort Scott, KS 66701

QTY.                     DESCRIPTION                                            SERIAL NUMBER
----                     -----------                                            -------------
26       4.OTA7          Transit high back tilt lock training chair
                         w/ adjustable arms / mystery mist fabric
                         sit on it
28       44l00           Bola guest chair w/ arms/ altarnont #101
                         fabric / black frame/ Y34 Plum arm inserts
                         & glides - fixtures furniture
l        642212/3608     Trillium roun pneumatic/kneetilt
                         w/black base/ #3608 seapray
                         Kimball International
2        641112/3608     Trillium round swivel-tilt mechanical
                         conference chair/black base/#3608 seaspray
                         Kemball International
lnvoice #2032
13       458             Morgan club chair w/provincial walnut finish/
                         corn: maharam lariate #001, camel
72       096             Sail armless stack chair/7B purple shell /black
                         frame
Invoice # 1942
1        OW-C2220MC      Occasional table/ wood cylinder w/amnber cherry finish
18       3636SWF         Table top 36x36 w/waterfall edge/col: formica 515-58
                         graphite grafix / edge: #5 black
5        4200SWF         Table top 42' Dia w/waterfall edge/col:
                         formical 515-58 graphite grafix/edge: #5 black
20       44l00           Bola side chair w/ uph arm inserts/ altamont #101
                         fabric/ Y34 plum glide & arm insert/black frame
10       641112          Trillium round swivel-tilt chair w/ blk base / #3608
                         seaspray fabric
14       4.0TA2          Transit high back tilt lock conference
                         chair w/loop arms/ mystery mist fabric
26       4.OTA7          Transit high back tilt lock training chair w/
                         adjustable arms / mystery mist fabric
28       44l00           Bola guest chair w/ arms/ altarnont #101 fabric

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                          Page 20
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111

Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------

         EOUIPMENT LOCATION: 4500 Campbelh Road
         ------------------  Fort Scott, KS 66701

QTY.                     DESCRIPTION                                            SERIAL NUMBER
----                     -----------                                            -------------
                         black frame/ Y34 plum arm inserts & glides
1        6422l2/3608     Trillium round pneumatic/kneetilt w/black
                         base/ #3608 seapray
2        641112/3608     Trillium round swivel-tilt/ mechanical
                         conference chair/ black base/ #3608
                         seaspray
1        OW-C222oMC      Occasional table / wood cylinder w/ amber
                         cherry finish.
Invoice #2158
108      Lockers         Republic Standard Lockers w/Louvers (3 tier)
                         12x12x72 w/flat top Z bases combination
                         locks w/master key/door louvers/ #52 canyon
                         finish
8        46              Carlyle club chair w/provincial walnut finish/
                         com: maharam lariate #001, camel
1        CT!-R120DBC     Racetrack wood top 120x48 w/bourbon on
                         cherry, bullnose edge/ corn: Wilson Art
                         #4673-60 Safron Tigris
3                        CB2-16W Cylinder Base w/Bourbon on Cherry Finish
1                        CQ38229-A Rectangular Table Top 168X48 w/PVC Edge MB
                         #462 Cinr Col: Wilson Art
                         Midnight Black Col: Wilson Art #4673-60 Safron Tigris
3                        CB7-2M 2 Prong Base/Amb Black
12                       TT3072RGY Arrary Training Table 30X72 w/2 Grommets/Ftat
                         PVC Edge #462 Cindr Col:Wilson Art #4673-60 Safron Tigris
2                        TT2460RGY Array Training Table Top 24X60 w/Grommnets/PVC Edge
                         #4673-60 Safron Tigris
28                       TB2328TS Static Base w/#462 Cinder
12                       TMP609 Array Modesty Panel/Black
12                       TCML Cable Manager for Leg
26                       TCM29 Cable Manager(undersurface)
Invoice 2260

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED QR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

Debtor: Intek Information, Inc.                                   Page 21
        5619 DTC Parkway, 12th Floor
        Englewood, CO 80111


Secured Party: Charter Financial, Inc.                            MLSA # 4339.01
               530 Fifth Avenue
               New York, NY 10036

                                    EXHIBIT B

--------------------------------------------------------------------------------

         EOUIPMENT LOCATION: 4500 Campbell Road
         ------------------  Fort Scott, KS 66701


QTY.                     DESCRIPTION                               SERIAL NUMBER
----                     -----------                               -------------
5                        WW1248 48" Standard Wall Panel
1                        WW1244 44" Standard Wall Panel
2                        WW1236 36" Standard Wall Panel
3                        WW1224 24" Standard Wall Panel
1                        WW1220 20" Standard Wall Panel
5                        WW1218 18" Standard Wall Panel
3                        WW1212 12" Standard Wall Panel
2                        WW1208 8" Standard Wall Panel
1                        WD1240'40" Single Door
1                        WX0039 Primary Door Hardware
14                       W1C22SP Custom Angle 2 Way Square
Invoice 2259
1                        Call Center Stations All Center Core
                         Pinwheel Stations, 4 Steelcase
                         Stations & 1 Haworth Private office
                         Workstation

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.